CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE PROSPECTUS
FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract.  The Contract also provides you the opportunity to allocate net premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Global Bond Fund – Class 2 Shares
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares
Federated Insurance Series
Federated Managed Tail Risk Fund II – P
Federated High Income Bond Fund II – P
Federated Government Money Fund II – S (formerly Federated Prime Money Fund II)
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
VIP Freedom 2035 Portfolio – Service Class 2
VIP Freedom 2040 Portfolio – Service Class 2
VIP Freedom 2045 Portfolio – Service Class 2
VIP Freedom 2050 Portfolio – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of net premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life's general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three Coverage Options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the value of the Contract; and
•	Option L: provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option requirements.
The Contract provides for a value that you can receive by surrendering the Contract.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise the no-fee transfer right.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks, including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2016.

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	4
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	14
KANSAS CITY LIFE INSURANCE COMPANY	14
FIXED ACCOUNT	14
THE VARIABLE ACCOUNT AND THE FUNDS	15
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	15
THE FUNDS	15
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	22
CHARGES AND DEDUCTIONS	23
PREMIUM EXPENSE CHARGES	23
MONTHLY DEDUCTION	23
DAILY MORTALITY AND EXPENSE RISK CHARGE	25
TRANSFER PROCESSING FEE	25
PARTIAL SURRENDER FEE	25
NET LOAN INTEREST CHARGE	25
FUND EXPENSES	25
OTHER TAX CHARGE	26
THE CONTRACT	26
PURCHASING A CONTRACT	26
WHO SHOULD PURCHASE A CONTRACT	26
APPLYING FOR A CONTRACT	26
OWNERSHIP	26
CHANGE OF OWNERSHIP	26
DETERMINATION OF CONTRACT DATE	27
REPLACEMENT OF EXISTING INSURANCE	27
FREE LOOK RIGHT TO CANCEL CONTRACT	28
ALLOCATIONS AND TRANSFERS	28
PREMIUM ALLOCATIONS AND CREDITING	28
TRANSFER PRIVILEGE	28
DOLLAR COST AVERAGING PLAN	30
PORTFOLIO REBALANCING PLAN	31
CHANGES IN THE CONTRACT OR BENEFITS	31
OPTIONAL RIDERS	31
PREMIUM PAYMENTS	32
PREMIUMS	32
PREMIUM PAYMENTS TO PREVENT LAPSE	33
HOW YOUR CONTRACT VALUES VARY	34
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	34
DETERMINING THE CONTRACT VALUE	34
CASH SURRENDER VALUE	35
COMPANY HOLIDAYS	35
DEATH BENEFIT	35
AMOUNT OF DEATH PROCEEDS	36
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT	36
COVERAGE OPTIONS	36
CORRIDOR DEATH BENEFIT	36

GUARANTEED MINIMUM DEATH BENEFIT OPTION	36
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT	38
CHANGES IN DEATH BENEFIT	38
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT	38
CHANGES IN COVERAGE OPTION	38
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT	39
DECREASES IN TOTAL SUM INSURED	39
SELECTING AND CHANGING THE BENEFICIARY	40
CASH BENEFITS	40
CONTRACT LOANS	40
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	41
PARTIAL SURRENDERS	41
PAYMENT OPTIONS	42
PAYMENT OF PROCEEDS	42
UNCLAIMED PROPERTY LAWS	43
REINSTATEMENT OF CONTRACT	43
TAX CONSIDERATIONS	43
INTRODUCTION	43
TAX STATUS OF THE CONTRACT	44
TAX TREATMENT OF CONTRACT BENEFITS	44
POSSIBLE TAX LAW CHANGES	47
OUR INCOME TAXES	47
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	47
SALE OF THE CONTRACTS	47
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	48
LITIGATION	49
BUSINESS DISRUPTION AND CYBER SECURITY RISKS	49
CHANGE OF ADDRESS NOTIFICATION	49
FINANCIAL STATEMENTS	49
DEFINITIONS	51
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	54

SUMMARY OF THE CONTRACT
The Contract.  The Contract is a flexible premium survivorship variable life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of net Premiums and a value if the Contract terminates.  The value during the early years of the Contract is likely to be much lower than the net Premiums paid.
The death benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net Premiums.  There is no guaranteed minimum value.  You may choose to elect the Guaranteed Minimum Death Benefit Option.  Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  If this option is not in effect and the value is not enough to pay charges due, then the Contract will terminate without value after a Grace Period.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  If a Contract lapses while loans are outstanding, adverse tax consequences may result.  (See "TAX CONSIDERATIONS")  The Contract also permits loans and partial surrenders, within limits.
This summary describes the Contract's important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail.  The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.
The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.
We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.
NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds' prospectuses carefully before investing.
CONTRACT BENEFITS
Death Benefits.  We pay a death benefit to the Beneficiary if the last surviving Insured dies while the Contract is in force and prior to the Contract's Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the last surviving Insured's death.
•	Death benefits are available as lump sum or under a variety of payment options.
•	The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount. The Specified Amount must be at least $100,000. We may allow these minimum limits to be reduced. (See "APPLYING FOR A CONTRACT")
•	There are three Coverage Options available. The death benefit under each Coverage Option is:
•	Option A–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured.
•	Option B–at least equal to the Total Sum Insured on the date of the death of the last surviving Insured plus Contract Value.
•	Option L–at least equal to the sum of the Total Sum Insured on the date of the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. (See "COVERAGE OPTIONS")
•	Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply). If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
•	There is flexibility to change the Coverage Option and Specified Amount. (See "CHANGES IN COVERAGE OPTION" for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.
•	We deduct any Indebtedness from the amount payable.

1

Cash Benefits
•	Contract Loans. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "TAX CONSIDERATIONS")
•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•	Partial Surrender. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS")
Transfers.  You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any transfer processing fee from the remaining Contract Value.
Tax Benefits.  While guidance is limited for survivorship contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Assuming the Contract satisfies the definition, the death benefit generally should be excludable from the gross income of its recipient.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Government Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.
Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and additional cost.
•	Contract Split Option Rider
•	Joint First to Die Term Life Insurance Rider
•	Joint Survivorship Four-Year Term Life Insurance Rider
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).
Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.
Such illustrations show Contract Values based on both current charges and guaranteed charges.
2

CONTRACT RISKS
Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited.  Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•	Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).
•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")

3

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
PORTFOLIO RISKS
A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus.  Please refer to the Portfolios' prospectuses for more information.
There is no assurance that any Portfolio will achieve its stated investment objective.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, or if the Contract lapses.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Processing Charge	Upon receipt of each Premium Payment	4.85% of each Premium Payment	4.85% of each Premium Payment
Sales Charge[2]	Upon receipt of each Premium Payment during Contract Year 1	50% of Premium up to Target Premium and 2% of Excess Premium[3]	50% of Premium up to Target Premium and 2% of Excess Premium[3]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year, as shown in the table below.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.

Contract Year	Sales Charge as % of Premiums Paid up to Target Premium	Sales Charge % of Excess Premiums Paid
Year 1	50% of Premiums	2% of Premiums
Years 2-5	15% of Premiums	2% of Premiums
Years 6-10	6% of Premiums	2% of Premiums
Years 11-20	2% of Premiums	2% of Premiums
Years 21 +	No Charge	No Charge

3 Excess Premiums are the portion of total Premiums we receive during a Contract Year that exceeds the Target Premium.
4

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of net amount at risk[5] annually	$0.00 - $358.81 per $1,000 of net amount at risk[5] annually
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $775,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.01 per $1,000 of net amount at risk[5] annually	$0.01 per $1,000 of net amount at risk[5] annually
Monthly Expense Charge
During all Contract Years	On the Contract Date and on each Monthly Anniversary Day for all Contract Years	$7.50 plus $0.02 per $1,000 of the Total Sum Insured	$7.50 plus $0.02 per $1,000 of the Total Sum Insured
During the first five Contract Years	On the Contract Date and on each Monthly Anniversary Day for the first 5 Contract Years	$12.50	$12.50
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.625% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[6]	At the end of each Contract Year	2%	2%

4 Cost of insurance charges vary based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured, risk class, and other factors.  The charge generally increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.
6 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any loan balance (6%) and the amount credited to the Loan Account (4%).  Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
5

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Optional Rider Charges[7]
Guaranteed Minimum Death Benefit Option	During the first 10 Contract Years	No Charge	No Charge
	On each Monthly Anniversary Day after the first 10 Contract Years	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Contract Split Option Rider	On rider's effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Joint First to Die Term Life Insurance Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.06 - $83.33 per $1,000 of rider coverage amount	$0.04 - $56.07 per $1,000 of rider coverage amount
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $775,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.62 per $1,000 of rider coverage amount for a male, $0.49 per $1,000 of rider coverage amount for a female	$0.27 per $1,000 of rider coverage amount for a male, $0.18 per $1,000 of rider coverage amount for a female
Joint Survivorship Four-Year Term Life Insurance Rider
Minimum and Maximum Charge	On rider's effective date and on each Monthly Anniversary Day	$0.00 - $1,000 per $1,000 of rider coverage amount annually	$0.00 - $589.59 per $1,000 of rider coverage amount annually
Charge for a 54 year-old male Preferred Non-Tobacco and a 54 year-old female Preferred Non-Tobacco with a $775,000 Specified Amount during the first Contract Year	On rider's effective date and on each Monthly Anniversary Day	$0.43 per $1,000 of rider coverage amount annually	$0.23 per $1,000 of rider coverage amount annually

7 Charges for most of the riders vary based on individual characteristics such as the Insureds' issue or actual Age, sex, and risk class, and may vary based on Contract Year and base Total Sum Insured or net amount at risk.  Charges based on actual Age may increase as an Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

6

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2015.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.
• RANGE OF PORTFOLIO OPERATING EXPENSES8
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.58%[9]

8 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2015.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
9 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are "fund of funds."  A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an "acquired fund.")  Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the "fund of funds" and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2015.
• ANNUAL PORTFOLIO OPERATING EXPENSES10
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

10 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2015.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.29%	NA	0.96%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.01%	0.91%	0.01%[11]	0.90%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.40%	NA	1.15%	NA	NA

11 Invesco Advisers, Inc. ("Invesco or the Adviser") has contractually agreed to waive a portion of the Fund's management fee in an amount equal to the net management fee that Invesco earns on the Fund's investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017.  The fee waiver agreement cannot be terminated during its term.
7

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.01%[12]	0.99%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.31%	NA	0.02%	NA	1.33%	0.31%[13]	1.02%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.12%[14]	0.89%
VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.15%[15]	0.86%
VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	0.18%[16]	0.79%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA

12 Effective August 1, 2015, the advisor has agreed to waive 0.01 percentage points of the fund's management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
13 Effective August 1, 2015, the advisor has agreed to waive 0.31 percentage points of the fund's management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
14 Effective August 1, 2015, the advisor has agreed to waive 0.12 percentage points of the fund's management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
15 Effective August 1, 2015, the advisor has agreed to waive 0.15 percentage points of the fund's management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
16 Effective August 1, 2015, the advisor has agreed to waive 0.18 percentage points of the fund's management fee. The advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.
8

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.28%	0.25%	0.01%	NA	0.54%	NA	NA
Capital Income Builder® – Class 2 Shares	0.50%	0.25%[17]	0.06%[17]	NA	0.81%	NA	NA
Global Bond Fund – Class 2 Shares	0.53%	0.25%	0.04%	NA	0.82%	NA	NA
Global Growth Fund – Class 2 Shares	0.52%	0.25%	0.03%	NA	0.80%	NA	NA
Growth-Income Fund – Class 2 Shares	0.27%	0.25%	0.02%	NA	0.54%	NA	NA
New World Fund® – Class 2 Shares	0.72%	0.25%	0.07%	NA	1.04%	NA	NA
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.29%	0.27%	0.96%	0.06%[18]	0.90%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.39%	1.18%	0.16%[18]	1.02%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.32%	1.11%	0.16%[18]	0.95%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.39%	0.27%	1.06%	0.16%[18]	0.90%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.40%	0.50%	1.30%	0.17%[18]	1.13%

17 Based on estimated amounts for the current fiscal year.
18 The investment adviser is currently waiving a portion of its management fees equal to .05% of the fund's net assets.  In addition, the investment adviser is currently reimbursing a portion of other expenses.  This waiver and reimbursement will be in effect through at least May 1, 2017, unless modified or terminated by the fund's board.  The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time.  The waiver may only be modified or terminated with the approval of the fund's board.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.72%	NA19	1.47%	NA	NA

19 For the year ended December 31, 2015, the Fund's Other Expenses included less than 1 basis point (0.01%) of Acquired Fund Fees and Expenses from investments in money market funds.

9

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%[20]	0.25%	0.13%[20]	NA	1.20%	0.19%[21]	1.01%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	1.03%[22]	0.25%	0.17%[22]	NA	1.45%	0.22%[23]	1.23%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.87%[24]	0.25%	0.12%[24]	NA	1.24%	0.08%[25]	1.16%

20 Management fees reflect the combination of advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees paid pursuant to separate prior agreements amounted to 0.76% and 0.06% of average daily net assets of the Fund, respectively.
21 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.76% for Class 1, 1.01% for Class 2 and 0.885% for Class 3.
22 Management fees reflect the combination of advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees paid pursuant to separate prior agreements amounted to 0.95% and 0.08% of average daily net assets of the Fund, respectively.
23 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.98% for Class 1 and 1.23% for Class 2.
24 Management fees reflect the combination of advisory and administrative services fees under one agreement providing for a single management fee. As a result, other expenses do not include administrative services fees. Advisory fees and administrative services fees paid pursuant to separate prior agreements amounted to 0.79% and 0.08% of average daily net assets of the Fund, respectively.
25 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or beyond usual expenses) until April 30, 2017, unless sooner terminated at the sole discretion of the Fund's Board of Trustees. Under this agreement, the Fund's net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.91% for Class 1, 1.16% for Class 2 and 1.035% for Class 3.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.10%	NA	0.85%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.02%	NA	0.27%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA
10

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II – P	0.75%	0.00%[26]	0.20%[27]	0.78%	1.73%	0.68%[28]	1.05%
Federated High Income Bond Fund II – P	0.60%	NA	0.17%[27]	NA	0.77%	NA	NA
Federated Government Money Fund II – S (formerly Federated Prime Money Fund II)	0.20%[29]	NA	0.45%	NA	0.65%	0.02%[29,30]	0.63%

26 The Fund has adopted a Distribution (12b-1) Plan for its P class pursuant to which the P class of the Fund may incur or charge a Distribution (12b-1) Fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such a Distribution (12b-1) Fee until such time as approved by the Fund's Board of Trustees (the "Trustees").
27 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Trustees.
28 The Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2016, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, expenses allocated from affiliated partnerships, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's P class (after the voluntary waivers and/or reimbursements) will not exceed 0.27% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
29 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
30 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
11

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.08%	NA	0.88%	NA	NA
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.46%	0.71%[31]	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.55%	0.80%[31]	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%[31]	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%[31]	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.63%	0.88%[31]	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[31]	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[31]	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[31]	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[31]	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.68%	0.93%[31]	NA	NA

31 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2	1.05%	0.25%	0.06%	NA	1.36%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2	0.77%	0.25%	0.04%	NA	1.06%	NA	NA
Templeton Developing Markets VIP Fund – Class 2[32]	1.25%	0.25%	0.08%	0.01%	1.59%	0.01%	1.58%
Templeton Foreign VIP Fund – Class 2	0.75%	0.25%	0.03%	NA	1.03%	NA	NA

32 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for at least the next 12 month period.
12

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.12%	0.01%	0.78%	0.01%	0.77%[33]
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.21%	0.01%	0.87%	0.01%	0.86%[34]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.21%	NA	0.76%[35]	NA	NA

33 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.90% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
34 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.03% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
35 The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.80% of the average daily net assets. The Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Fund's adviser and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/2017, at which time the adviser and/or its affiliates will determine whether to renew or revise them.
13

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.71%	NA	0.05%	NA	0.76%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	0.01%[36]	0.53%
MFS® Total Return Series – Initial Class Shares	0.66%	NA	0.04%	NA	0.70%	0.05%[37]	0.65%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.06%	NA	0.79%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.70%	NA	0.26%	0.01%	0.97%	0.16%[38]	0.81%

36 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.45% of the fund's average daily net assets annually in excess of $2.5 billion to $5 billion, and 0.40% of the fund's average daily net assets annually in excess of $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2017.
37 MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.65% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2017.
38 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.80% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2017.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.22%	0.87%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.21%	0.86%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the
14

Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objective of each of the Portfolios is described below.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
Beginning May 1, 2015, the American Century VP Mid Cap Value Fund Subaccount will no longer be available to receive premium payments and amounts transferred from other Subaccounts and the Fixed Account subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount.
Not all Funds may be available in all states.
15

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at attractive valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund's investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.
VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth.  Income is a secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide you with a growing stream of income over the years. The Fund's secondary objective is to provide you with growth of capital.
Global Bond Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management.
Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is to provide you with long-term growth of capital.

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Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund's investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objective is to provide you with growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund's objective is to provide you with long-term growth of capital while seeking to manage volatility and provide downside protection.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio's investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund's investment objective is to seek to provide shareholders with long-term capital growth.
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.  To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. Multinational companies may be subject to certain of the risks involved in investing in foreign securities.  In choosing stocks, the fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund also may invest in companies which the portfolio managers consider undervalued in terms of earnings, assets or growth prospects. The fund employs a "buy-and-hold" investment strategy, which generally has

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resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate, which helps reduce the fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks capital growth.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index, the fund's benchmark index. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.
Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).  To pursue its goal, the fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The fund generally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index. The S&P 500® Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each company's stock is weighted by the number of available float shares (i.e., those shares available to investors) divided by the total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. Companies included in the S&P 500® Index generally must have market capitalizations in excess of $4 billion, to the extent consistent with market conditions. The fund attempts to have a correlation between its performance and that of the S&P 500® Index of at least .95 before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.  ("Standard & Poor's®," "S&P®," and "Standard & Poor's® SmallCap 500 Index" are trademarks of Standard & Poor's Financial Services LLC, and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.)
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The fund seeks to provide capital growth, with current income as a secondary goal.  To pursue its goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.  The fund's investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile.  Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research.  The portfolio managers then evaluate each stock considered to be a potential purchase candidate to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity.  The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations.
Federated Insurance Series
Federated Managed Tail Risk Fund II – P (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.
Federated High Income Bond Fund II – P (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Government Money Fund II – S (formerly Federated Prime Money Fund II) (Manager: Federated Investment Management Company).  The investment objective of the Federated Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.
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Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.
VIP Freedom Income Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

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Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio's Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series– Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares.  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation

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of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund's investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds' prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund's prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund's investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund's equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund's benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund's optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility

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management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds' current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investments or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account or for any reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant or for any other reason, in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•	require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.
If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

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CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions under the Contract.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGES
Sales Charge.  We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account.  The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year.  During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums.  The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.  Excess Premiums are Premiums paid during a Contract Year that exceed the Target Premium.
The following table shows the sales charge applicable to total Premiums paid up to the Target Premium and to total Premiums paid that are Excess Premiums:
Contract Year	Sales Charge as % of Premiums Paid up to Target Premium	Sales Charge % of Excess Premiums Paid
Year 1	50% of Premiums	2% of Premiums
Years 2-5	15% of Premiums	2% of Premiums
Years 6-10	6% of Premiums	2% of Premiums
Years 11-20	2% of Premiums	2% of Premiums
Years 21 +	0%	0%

Here is an example of how we calculate the sales charge:
Assume that the Target Premium specified in a Contract is $1,000.  If Premiums of $1,500 are paid during Contract Year 1, a 50% sales charge applies to $1,000 of the Premiums paid (the amount up to the Target Premium) which equals $500.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total sales charge deducted in Contract Year 1 is $510.  If Premiums of $1,500 are paid in Contract Year 6, a 6% sales charge applies to $1,000 of the Premiums paid which equals $60.  A 2% sales charge applies to the Excess Premium of $500, which equals $10.  The total applicable sales charge in Contract Year 6 is $70.
While this example demonstrates that Premiums paid in later Contract Years may be subject to lower sales charges than Premiums paid during earlier Contract Years, deferring payment of Premiums until later Contract Years may mean that insufficient Premiums are paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years (if selected), or may also result in insufficient Premiums being paid for the Cash Surrender Value to cover Monthly Deductions.  In either case, the Contract could lapse.
The sales charge reimburses us for various sales and administrative expenses associated with issuing the Contract.
Premium Processing Charge.  We deduct a 4.85% premium processing charge from each Premium Payment.  This charge reimburses us for a Federal "deferred acquisition" tax on Premiums received, state and local Premium taxes, and for administrative expenses associated with processing Premium Payments.
State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium tax charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and we will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	monthly expense charges;
•	cost of insurance charges; and
•	any optional benefit and/or rider charges, as described below.

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We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Monthly Expense Charge.  The monthly expense charge is made up of two parts:
•	a charge of $12.50 per month for the first five Contract Years.
•	a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.
We guarantee that the monthly expense charge will not increase.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.  The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, risk class, and other factors.  We currently place each Insured in one of the following classes, based on underwriting:
•	Standard Tobacco User;
•	Standard Nontobacco User;
•	Preferred Nontobacco User; and
•	Preferred Tobacco User.
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured).  (See "DETERMINING THE CONTRACT VALUE" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B or Coverage Option L for your death benefit, the net amount at risk generally remains constant.  For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued.  Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.
We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application.  When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

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Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user standard class are lower than rates for one or both Insureds of the same Age and sex in a tobacco-user standard class.  Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user or tobacco-user standard risk class are lower than rates for one or both Insureds of the same Age, sex and tobacco-user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years.  Beginning in Contract Year 11, the charge is $0.01 per $1,000 on a current basis, and $0.03 per $1,000 on a guaranteed basis.  This charge is based on the Specified Amount and we will deduct it monthly.
Cost of Additional Benefits Provided by Riders.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Contract Split Option Rider. We assess a charge per $1,000 of rider coverage.
•	Joint First to Die Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage amount.
•	Joint Survivorship Four-Year Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.625% of net assets.  We guarantee that this rate will never exceed an annual rate of 0.90%.
The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.  We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year.  For the purpose of assessing the fee, we will consider each Written Request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
PARTIAL SURRENDER FEE
We will deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount you request to be surrendered and the charge will be considered part of the partial surrender amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account, will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.

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OTHER TAX CHARGE
We do not currently assess a charge for any taxes other than state and local Premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts.  We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  These variations are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be advantageous to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and then we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium payment that is at least equal to two months of minimum initial Premium.  We require only one month of minimum initial Premium for Contracts when you will be making Premium payments under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of both proposed Insureds' insurability, which may include a medical examination.  The available issue ages are 20 through 85.  Age is determined on the Contract Date based on of each Insured's Age last birthday.  The minimum Total Sum Insured is $200,000.  Acceptance of an application depends on our underwriting rules and we have the right to reject an application.
OWNERSHIP
As the Owner of the Contract, you may exercise all rights provided under the Contract.  The Insured's are the Owner, unless a different Owner is named in the application.  While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.  (See "TAX CONSIDERATIONS")

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DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules as described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium with Application.
If PAC or CB is requested and the initial Premium is taken with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Combined Billing (CB)-No Premium with Application.
If you request CB and do not provide the initial Premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial Premium is received.  However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract.  In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.
Government Allotment (GA) and Federal Allotment (FA).
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge period.
You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
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FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free-look" period.  The free look period expires on the latest of:
•	10 days after you receive your Contract;
•	45 days after your application for the Contract;
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your registered representative.  The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation.  We will refund Premiums paid within seven days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (Premiums less Premium Expense Charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate net Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premium Payments received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial net Premium to the Federated Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Government Money Fund II Subaccount as directed in your application.  (See "DETERMINING THE CONTRACT VALUE")
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception. If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;

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•	the amount transferred from the Fixed Account may not exceed the greatest of: 25% of the unloaned Fixed Account value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less);
•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be

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more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
Additional No-Fee Transfer Right.  This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer-processing fee (even if you have already used the six free transfers for that Contract Year.)  This additional no-fee transfer right applies during the first 24 months of the Contract.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Government Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Government Money Fund II monthly until:
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•	we have completed the designated number of transfers;
•	the value of the Federated Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate amendment to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
OPTIONAL RIDERS
The following optional riders are available and may be added to your Contract.  We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.
Contract Split Option Rider
Issue ages: 20-75
This rider allows you to split the Contract equally into two individual contracts, one on the life of each Insured.  This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
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•	the divorce of the two Insureds; or
•	as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.
You must also meet specific other conditions in order to qualify.  When you exercise this option, we will terminate the existing Contract.  (In Pennsylvania, this option may not be exercised in the event of divorce.)
The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.
This rider will terminate at the older Insured's Age 80.  The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
The tax consequences of a contract split are uncertain.  (See "TAX TREATMENT OF CONTRACT BENEFITS")  A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange.  If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion.  In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as Modified Endowment Contracts.  Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.
Joint First to Die Term Life Insurance Rider
Issue ages: 20-85
This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's Age 100 and while this rider is in force.  Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000.  You may increase (subject to insurability) or decrease the coverage under this rider.  You may also choose at issue a schedule for the coverage to decrease annually.  The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount.  If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.
Joint Survivorship Four-Year Term Life Insurance Rider
Issue ages: 20-85
This rider provides four-year level term insurance and expires four years after the effective date of the rider.  The term insurance provides a death benefit payable at the death of the last surviving Insured.  The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.  This rider is available at issue only.
The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Additional rules and limits apply to these optional riders.  Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available.  Please ask your registered representative for further information, or contact the Home Office.
PREMIUM PAYMENTS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we set a Planned Premium Payment.  This amount is only an indication of your preference in paying Premiums.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  We do have requirements regarding the minimum and maximum Premium amounts that you can pay.
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We deduct Premium Expense Charges from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments you propose to make.  (See "PLANNED PREMIUM PAYMENTS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code.  We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval.  If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any Premium that we determine is in excess of the guideline premium limit.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We have the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "PREMIUM ALLOCATIONS AND CREDITING")
General Premium Information.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium Payment.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premium Payments.  When applying for a Contract, you may select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.
You are not required to pay Premium Payments in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premium Payments at any time.
Premium Payments Upon an Increase in Additional Insurance Amount.  Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See "INCREASES IN THE ADDITIONAL INSURANCE AMOUNT")
PREMIUM PAYMENTS TO PREVENT LAPSE
If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the Premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option.  The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of
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amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option.  On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The amount required is enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
For Contracts That Do Have the Guaranteed Minimum Death Benefit Option.  We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement.  If you have met the requirement, then we guarantee that the Contract will not lapse.  If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the last surviving Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT OF CONTRACT")
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  The Contract will be in default and a Grace Period will begin if:
•	the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date (see "PREMIUM PAYMENTS TO PREVENT LAPSE"); and
•	the Guaranteed Minimum Death Benefit Option is not then in effect. (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date.  The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account.  We will pay this bonus at our sole discretion and we do not guarantee it.
DETERMINING THE CONTRACT VALUE
On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium Expense Charges and Monthly Deductions deducted from the Contract Date.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium Payment or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
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The number of Accumulation Units we credited to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account; less
•	the pro rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any Indebtedness.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
DEATH BENEFIT
As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured, plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may also require proof of the death of the Insured who died first and may require return of the Contract.  We will pay Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")

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AMOUNT OF DEATH PROCEEDS
The Death Proceeds payable upon the death of the last surviving Insured are equal to the following:
•	the greater of (1) the death benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus
•	an amount equal to any benefits provided by any optional benefits or riders; plus
•	any Premiums received after the date of death; less
•	any Indebtedness on that date; less
•	any past due Monthly Deductions if the death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum death benefit.  If all or parts of the Death Proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.
TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT
The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued.  The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured.  The minimum Total Sum Insured is $200,000.  Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount be $10,000.  The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.
You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below.  The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount.  Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay Monthly Deductions, the Additional Insurance Amount may lapse.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")
COVERAGE OPTIONS
When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the death benefit:
•	Option A: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
•	Option B: death benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.
•	Option L: death benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L death benefit percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L death benefit calculation is less than zero, then the Option L death benefit will be the amount calculated in (1).
You may also change the Coverage Option, as described below.  However, Coverage Option L is only available at issue.  If a Coverage Option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.
CORRIDOR DEATH BENEFIT
The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage.  The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
GUARANTEED MINIMUM DEATH BENEFIT OPTION
An optional Guaranteed Minimum Death Benefit Option is available only at issue.  This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued.  If you choose this option, it guarantees that we will pay the

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Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement.  The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.
The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect.  Your Contract shows the Guaranteed Minimum Death Benefit Premium.  You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative Premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus Indebtedness.
"Cumulative Premiums that you have paid" means the amount that is equal to:
•	the sum of all Premiums paid; less
•	the sum of all partial surrenders; with
•	each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.
"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums.  Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.
If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default.  A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of Premium required to maintain the Guaranteed Minimum Death Benefit Option.  The Premium amount required to prevent default of the option is equal to:
•	the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness; less
•	the cumulative paid Premium.
The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.
If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders.  On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction.  If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect.  The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions.  We will remove the Additional Insurance Amount coverage and other optional riders from the Contract if we do not receive the required Premium by the end of the notice period.
We do not charge for this option during the first 10 Contract Years.  Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available for:
•	Coverage Option B Contracts;
•	Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
•	Contracts which include the Joint First to Die Rider.
The Guaranteed Minimum Death Benefit Option will terminate:
•	upon your request;
•	if you change the Coverage Option to B; or
•	if you increase the Additional Insurance Amount to more than the Specified Amount.
You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option.  Re-activation requires:
•	Written Notice to restore the option;
•	evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid Premiums on the date of re-activation.
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On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges.  We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.
EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT
You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
•	the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
•	the Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the registered representative may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;
•	the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount. If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.
Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount.  On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue.  The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time.  In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available.  However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.
CHANGES IN DEATH BENEFIT
EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT
If investment performance is favorable, the amount of the Death Proceeds may increase.  The impact of investment performance will vary depending upon which Coverage Option applies:
•	Under Option A, the Death Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all;
•	Option B provides a death benefit that varies directly with the investment performance of the Contract Value;
•	Option L provides a death benefit pattern that can be level for several years and then can increase at a particular time that you choose.
CHANGES IN COVERAGE OPTION
You may change the Coverage Option subject to the following rules:
•	we have the right to require that there be no change in Coverage Option during the first Contract Year;
•	we have the right to allow only one increase in any 12-month period;
•	Coverage Option L is only available at issue;
•	after any change in Coverage Option, we require that the Total Sum Insured be at least $200,000 and the Specified Amount be at least $100,000;
•	the effective date of change will be the Monthly Anniversary Day that coincides with or next follows the date we receive and approve your application. If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change;
•	if the Coverage Option is A or L, it may be changed to B subject to satisfactory evidence of insurability. The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000; and
•	if the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.
We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws.
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Changes in the Coverage Option may have tax consequences.  You should consult a tax adviser before changing the Coverage Option.
INCREASES IN THE ADDITIONAL INSURANCE AMOUNT
You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request.  The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount.  This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.
Scheduled Increases.  Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase.  Available percentage increases range from 0-25% of the Additional Insurance Amount.  We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs.  Available amounts for a flat amount increase range from 0 - 25% of the Additional Insurance Amount at issue.  The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.
Unscheduled Increases.  You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue.  We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period.  The following requirements apply for an unscheduled increase:
•	you must submit an application for the increase;
•	we may require satisfactory evidence of insurability;
•	any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
•	the Insureds' attained Age must be less than the current maximum issue age for the Contracts, as we determine from time to time;
•	a change in Planned Premium Payments may be advisable;
•	the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
•	if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.
For both a scheduled or unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.  (See "GUARANTEED MINIMUM DEATH BENEFIT OPTION")  Increases in the Additional Insurance Amount may have tax consequences.  You should consult a tax adviser before increasing the Additional Insurance Amount.
DECREASES IN TOTAL SUM INSURED
You may request a decrease in the Total Sum Insured.  When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining.  Then we will reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made.  If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount.  Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.  (See "PARTIAL SURRENDERS")
We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.
We have the right to require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000.  You must provide Written Notice of your request to decrease your Total Sum Insured.  The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request.
Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges.  However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.
A decrease in the Total Sum Insured may have adverse tax consequences.  You should consult a tax adviser before decreasing the Total Sum Insured.

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SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change the Beneficiary in accordance with the terms of the Contract.  If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary.  The Primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Proceeds.  If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract (prior to the death of the 2nd Insured) at any time by submitting a Written Request.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date we approve your Written Request.  We will generally send loan Proceeds to you within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the amount of the interest to the loan and it becomes part of the Indebtedness.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan.  On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value fewer Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force.  We reserve the right to require that each loan repayment be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Sales charges and premium processing charges do not apply to loan repayments, unlike Unscheduled Premium Payments.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise that a Contract may lapse.

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Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination of coverage under the Contract.  The notice will specify the amount that must be repaid to prevent termination.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to reinstate it later.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Contract Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request or make your request by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300 or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).  We will reduce the Total Sum Insured by the partial surrender amount minus the excess, if any, of the death benefit (including the partial surrender fee) over the Total Sum Insured at the time you make the partial surrender.  If the partial surrender amount (including the partial surrender fee) is less than the excess of the death benefit over the Total Sum Insured, we will not reduce the Total Sum Insured.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).
We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.
We will process partial surrender requests as of the date we receive your Written Request or request by telephone.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")

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PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable. Payment options are available for use with various types of Proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually. You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.
Option 3: Installments For a Specified Period. We pay Proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.
Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options You may choose an option by Written Notice during the Insureds' lifetimes.  If a payment option is not in effect at the last surviving Insured's death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludable from income, payments under payment options may not be excludable in full.  This is because earnings on the death benefit after the last surviving Insured's death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the last surviving Insured's death.  But, we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Government Money Fund II Subaccount until the Fund is liquidated.

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If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual;
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
REINSTATEMENT OF CONTRACT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of

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continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to Contracts insuring the lives of two or more individuals is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements.  There is necessarily some uncertainty, however, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should be excludable from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts.  Due to the flexibility of the Contracts as to Premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC.  In general a Contract will be classified as a MEC if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid in the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract's benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract.  A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a MEC, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

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•	All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.
•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•	A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.
If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions (Other Than Death Benefits) from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax advisor about such loans.
Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner's income when a taxable distribution occurs.
Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the younger insured's 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the younger insured's 100th year.
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Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Contract Split Option.  The Contract split option rider permits a Contract to split into two individual Contracts.  It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts.  A tax advisor should be consulted before exercising the Contract Split Option.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially effects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"), prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Alternative Minimum Tax.  There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Contract.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
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Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding this rider to a Contract or requesting payment under the rider.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.
We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  125% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract year; 2% of target Premium in Contract years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.
Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons;

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advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial's operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.
Request can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of

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the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of Contract number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.
BUSINESS DISRUPTION AND CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from

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general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.
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DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount
The amount of insurance coverage under the Contract, which is not part of the Specified Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age	The Age of each Insured on their last birthday as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply the initial Premium to your Contract. We allocate this Premium to the Federated Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you have designated to receive any Proceeds payable at the death of the last surviving Insured.

Cash Surrender Value	The Contract Value less any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit
A death benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options	Death benefit options available which affect the calculation of the death benefit. Three Coverage Options (A, B or L) are available.

Death Proceeds	The amount of Proceeds payable upon the death of the last surviving Insured.

Excess Premium	The portion of total Premiums we receive during any Contract Year that exceeds the Target Premium.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

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Guaranteed Minimum Death Benefit Option
An optional benefit, available only at issue of the Contract. If elected, it guarantees payment of the Specified Amount less the Indebtedness and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option Premium requirement.

Guaranteed Minimum Death Benefit Option Premium	The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option remains in effect.

Home Office
When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insureds	The two persons whose lives we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Minimum Premium	The amount we require in the first Contract Year to issue the Contract.

Monthly Anniversary Day	The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments
The amount and frequency of Premium Payments you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium Expense Charges	The amounts we deduct from each Premium Payment which include the sales charge and the premium processing charge.

Premium(s)/Premium Payment(s)	The amount you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

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Reallocation Date
The date as of which the Contract Value we initially allocated to the Federated Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Target Premium	This amount is segregated from Excess Premium for the purpose of calculating certain charges. We show the annual Target Premium in the Contract.

Total Sum Insured	The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which both the New York Stock Exchange and Kansas City Life are open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is at 3 p.m. Central Time.  The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Flexible Premium Survivorship Variable Universal Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2016.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	1
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	2
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	3
YIELDS AND TOTAL RETURNS	3
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	4
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	5
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	6
ADDITIONAL INFORMATION	6
FINANCIAL STATEMENTS	6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "TAX CONSIDERATIONS" in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insured's lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetimes for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds' lifetimes for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Indebtedness.
If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of either Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any
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assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association's capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premium paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•	During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•	After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.
UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco.  An Insured may be placed in a substandard risk
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class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  The available Issue Ages are 20-85 for all rate classes.
•	Non-Tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco. If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.
•	We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been in force for 2 years.
SALE OF THE CONTRACTS
Effective January 1, 2009, the Contract is no longer offered for sale.
We offer the Contracts to the public through Sunset Financial Services, Inc. ("Sunset Financial").
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives. Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2013	$1,853,606.00	$135,891.00
2014	$2,358,409.00	$106,643.00
2015	$135,174.86	$135,174.86
* Includes sales compensation paid to registered persons of Sunset Financial.
The adviser for certain of the funds may, from time to time, use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.
PERFORMANCE DATA
YIELDS AND TOTAL RETURNS
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts.
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Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance.
We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.
Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.
MONEY MARKET SUBACCOUNT YIELDS
The current yield of the Federated Government Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.
The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.
TOTAL RETURNS
The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

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Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.
Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges").  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.
Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.
From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

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For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2015 and 2014 and for each of the years in the three-year period ended December 31, 2015; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2015, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2015 and 2014; and
•	related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2015.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2015; and
•	related statement of operations for the period or year ended December 31, 2015, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2015, and financial highlights for each of the periods or years in the five-year period ended December 31, 2015.

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Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life's invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life's invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life's financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life's financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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Amounts in thousands, except share data, or as otherwise noted
Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2015	2014
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2015 - $2,486,338; 2014 - $2,553,416)	$2,580,845	$2,726,731
Equity securities available for sale, at fair value (amortized cost: 2015 - $24,067; 2014 - $23,576)	25,325	24,881
Mortgage loans	589,960	541,180
Real estate	168,097	181,082
Policy loans	81,392	83,553
Short-term investments	22,474	39,107
Other investments	380	462
Total investments	3,468,473	3,596,996

Cash	7,851	11,011
Accrued investment income	33,023	33,078
Deferred acquisition costs	267,936	249,195
Reinsurance recoverables	198,834	194,425
Property and equipment	16,580	17,527
Other assets	56,252	63,134
Separate account assets	372,924	406,501
Total assets	$4,421,873	$4,571,867

LIABILITIES
Future policy benefits	$926,385	$930,761
Policyholder account balances	2,056,126	2,072,041
Policy and contract claims	37,959	37,452
Other policyholder funds	174,353	165,062
Other liabilities	190,295	217,291
Separate account liabilities	372,924	406,501
Total liabilities	3,758,042	3,829,108

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,007
Retained earnings	856,196	838,508
Accumulated other comprehensive income (loss)	(15,210)	23,040
Treasury stock, at cost (2015 - 8,813,266 shares; 2014 - 7,671,475 shares)	(241,301)	(182,917)
Total stockholders' equity	663,831	742,759
Total liabilities and stockholders' equity	$4,421,873	$4,571,867

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2015	2014	2013
REVENUES
Insurance revenues:
Net premiums	$160,175	$165,548	$186,530
Contract charges	112,030	118,649	113,454
Total insurance revenues	272,205	284,197	299,984
Investment revenues:
Net investment income	157,150	164,968	169,740
Net realized investment gains, excluding other-than-temporary impairment losses	6,248	4,902	5,005
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(2,189)	(2,176)	(1,032)
Portion of impairment losses recognized in other comprehensive income (loss)	(292)	643	(101)
Net other-than-temporary impairment losses recognized in earnings	(2,481)	(1,533)	(1,133)
Total investment revenues	160,917	168,337	173,612
Other revenues	7,729	12,485	9,997
Total revenues	440,851	465,019	483,593

BENEFITS AND EXPENSES
Policyholder benefits	198,721	202,946	211,994
Interest credited to policyholder account balances	74,326	76,463	79,294
Amortization of deferred acquisition costs	28,348	40,888	37,228
Operating expenses	97,260	101,738	110,622
Total benefits and expenses	398,655	422,035	439,138
Income before income tax expense	42,196	42,984	44,455
Income tax expense	12,970	12,994	14,392

NET INCOME	$29,226	$29,990	$30,063

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale, net of DAC, VOBA, and DRL	$(43,803)	$31,641	$(63,538)
Change in future policy benefits	4,913	(6,928)	8,421
Change in policyholder account balances	276	(242)	408
Change in benefit plan obligations	364	(15,601)	14,785
Other comprehensive income (loss)	(38,250)	8,870	(39,924)

COMPREHENSIVE INCOME (LOSS)	$(9,024)	$38,860	$(9,861)

Basic and diluted earnings per share:
Net income	$2.75	$2.74	$2.73

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders' Equity

	Year Ended December 31
	2015	2014	2013

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	41,007	40,989	40,969
Excess of proceeds over cost of treasury stock sold	18	18	20
End of year	41,025	41,007	40,989

RETAINED EARNINGS
Beginning of year	838,508	820,327	802,153
Net income	29,226	29,990	30,063
Stockholder dividends of $1.08 per share (2014 - $1.08; 2013 - $1.08)	(11,538)	(11,809)	(11,889)
End of year	856,196	838,508	820,327

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	23,040	14,170	54,094
Other comprehensive income (loss)	(38,250)	8,870	(39,924)
End of year	(15,210)	23,040	14,170

TREASURY STOCK, at cost
Beginning of year	(182,917)	(176,284)	(173,513)
Cost of 1,142,351 shares acquired (2014 - 144,188 shares; 2013 - 64,792 shares)	(58,392)	(6,641)	(2,782)
Cost of 560 shares sold (2014 - 554 shares; 2013 - 774 shares)	8	8	11
End of year	(241,301)	(182,917)	(176,284)

TOTAL STOCKHOLDERS' EQUITY	$663,831	$742,759	$722,323

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2015	2014	2013
OPERATING ACTIVITIES
Net income	$29,226	$29,990	$30,063
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	4,257	4,388	5,447
Depreciation	5,368	4,698	4,279
Acquisition costs capitalized	(37,714)	(36,170)	(36,709)
Amortization of deferred acquisition costs	28,348	40,888	37,228
Realized investment gains	(3,767)	(3,369)	(3,872)
Changes in assets and liabilities:
Reinsurance recoverables	(4,409)	(3,370)	(442)
Future policy benefits	3,182	9,875	33,497
Policyholder account balances	(20,222)	(16,284)	(24,161)
Income taxes payable and deferred	7,216	4,237	7,093
Other, net	4,207	3,316	3,338
Net cash provided	15,692	38,199	55,761

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(235,767)	(280,686)	(261,006)
Equity securities	(38)	(89)	(12,711)
Mortgage loans	(141,184)	(48,195)	(72,656)
Real estate	(8,253)	(41,201)	(24,435)
Policy loans	(8,638)	(8,975)	(10,517)
Other investments	(280)	—	—
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	298,913	219,738	282,742
Equity securities	33	15	1,459
Mortgage loans	91,096	127,071	116,680
Real estate	20,000	2,915	370
Policy loans	10,799	8,941	13,078
Other investments	419	11,121	181
Net sales (purchases) of short-term investments	16,633	1,605	(15,810)
Acquisition of property and equipment	(683)	(1,669)	(830)
Reinsurance transaction	—	—	(34,279)
Net cash provided (used)	43,050	(9,409)	(17,734)

FINANCING ACTIVITIES
Deposits on policyholder account balances	$217,929	$238,751	$239,501
Withdrawals from policyholder account balances	(222,907)	(257,745)	(276,327)
Net transfers from separate accounts	9,026	8,534	5,962
Change in other deposits	3,954	2,908	8,648
Cash dividends to stockholders	(11,538)	(11,809)	(11,889)
Net change in treasury stock	(58,366)	(6,615)	(2,751)
Net cash used	(61,902)	(25,976)	(36,856)

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows (Continued)

	Year Ended December 31
	2015	2014	2013

Increase (decrease) in cash	(3,160)	2,814	1,171
Cash at beginning of year	11,011	8,197	7,026
Cash at end of year	$7,851	$11,011	$8,197

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.  The Company also has several non-insurance subsidiaries that individually and collectively are not material.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group products through three life insurance companies.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared on the basis of U.S. generally accepted accounting principles (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period's presentation.
Business Changes
In December 2015, the Company completed a reverse/forward stock-split transaction.  This transaction occurred as part of a 1-for-250 reverse stock split of the Company's common stock.  The Company purchased approximately 906,500 shares or 9% of the outstanding shares valued at $52.50 per share for $47.6 million.  The Company subsequently completed a 250-for-1 forward stock split for each one share of its common stock (including each fractional share of such class of stock in excess of one share).  The purpose of the transaction was to allow the Company to deregister from the Securities and Exchange Commission (SEC) and to delist its common stock from the NASDAQ Capital Market.  These activities were effective as of December 16, 2015.  Effective January 4, 2016, the Company began trading on the OTCQX ® Market.  Please refer to www.kclife.com for more information on the specific transactions identified above.
In 2014, the Company completed a divestiture of certain non-proprietary agent relationships related to Sunset Financial Services (SFS) with Securities America (SAI).  Under this agreement SFS transferred the servicing of certain accounts primarily related to non-proprietary broker-dealer and registered investment advisory accounts to SAI.  SFS will continue as a wholly-owned wholesale broker-dealer subsidiary of Kansas City Life to provide support for Kansas City Life's proprietary products and those variable products specifically associated with the American Family Insurance Company (American Family) transaction (see Reinsurance Transaction below).  This transaction resulted in $3.3 million of revenue from the sale of these assets at SFS, which is reported as other revenue in the 2014 Consolidated Statements of Comprehensive Income.  This transaction does not represent a strategic shift that will have a major effect on the consolidated entity's financial results nor does the Company believe that there is any material impact to the consolidated entity's financial position.
Reinsurance Transaction
In April 2013, the Company acquired a closed block of variable life insurance policies and variable annuity contracts through reinsurance and servicing agreements from American Family.  Under the reinsurance agreement, the Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis.  The transaction also involved an ongoing servicing arrangement for this business.  This block is included as a component of the Individual Insurance segment.
The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on the Company's financial statements.  The coinsurance portion of the transaction, which is invested in the Company's fixed funds, is included in future policy benefits.  The Company records these fixed fund accounts as a separate block under its general accounts.  The Company receives fees on both the separate accounts and the fixed fund accounts.
Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of certain invested assets, deferred acquisition costs (DAC), deferred income taxes, value of business acquired (VOBA), deferred revenue liability (DRL), future policy benefits, policy and contract claim liabilities, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
The Company's principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.  The fixed maturity and equity securities, which are all classified as available for sale, are carried at fair value in the Company's Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower or higher than the then-current effective portfolio rate. The amortized cost of a security is adjusted for declines in value that are other than temporary.  Other than temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that is reported in accumulated other comprehensive income (loss).  See Note 3 - Investments for additional discussion of the Company's considerations related to other than temporary impairments. For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on a non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required. The initial cost of the non-consolidated LIHTC investments is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for the Company's earnings and cash contributions or distributions.
Policy loans are carried at the outstanding principal amount.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2015	2014
Life insurance	$628,274	$622,350
Immediate annuities and supplementary contracts with life contingencies	263,437	271,088
Accident and health insurance	34,674	37,323
Total future policy benefits	$926,385	$930,761
Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, the Company performs testing and analysis on its blocks of business to ensure the assumptions made remain viable.  The Company also periodically performs sensitivity testing on these blocks of business to ensure it maintains the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.
Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2015, 2014, and 2013.
The following table provides detail about the composition of policyholder account balances at December 31.
	2015	2014
Universal life insurance	$928,398	$936,770
Fixed deferred annuities	1,073,592	1,080,322
Immediate annuities and supplementary contracts with life contingencies	54,136	54,949
Policyholder account balances	$2,056,126	$2,072,041
Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance.  These costs for life insurance products are generally deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See Unlocking and Refinements in Estimates section below.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The DAC asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1 - Nature of Operations and Significant Accounting Policies.
The following table provides information about DAC at December 31.
	2015	2014	2013
Balance at beginning of year	$249,195	$256,386	$176,275
Capitalization of commissions, sales, issue expenses and reinsurance transaction	37,714	36,170	85,929
Gross amortization	(41,832)	(54,531)	(50,923)
Accrual of interest	13,484	13,643	13,695
Amortization due to realized investment (gains) losses	(18)	(49)	(66)
Change in DAC due to the change in unrealized investment gains	9,393	(2,424)	31,476
Balance at end of year	$267,936	$249,195	$256,386
Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased. VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of realized and unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset (liability) may result due to differences between fair value and consideration paid.
The following table provides information about VOBA at December 31.
	2015	2014	2013
Balance at beginning of year	$24,655	$28,542	$21,165
Gross amortization	(5,679)	(4,643)	(7,566)
Accrual of interest	1,795	1,938	2,220
Amortization due to realized investment (gains) losses	(5)	(100)	(58)
Change in VOBA due to the change in unrealized investment gains	3,517	(1,082)	12,781
Balance at end of year	$24,283	$24,655	$28,542
Interest accrued on the VOBA of one block was at the rates of 4.2% on the interest sensitive life block and 5.3% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.
Deferred Revenue Liabilities (DRL)
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in a recognition of revenue rather than expense.    The DRL could be impacted by unlocking and refinements in estimates, as discussed below.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Unlocking and Refinements in Estimates
DAC and VOBA are reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC and VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  Similarly, if future projections of estimated gross profits indicate improvements, the amortization of DAC and VOBA may be reduced and the balance adjusted.
At least annually, a review is performed of the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management's current view of future events.  Management's view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, DRL, and VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions. The DAC, DRL, or VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
The Company may also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.
The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.
	DAC	VOBA	DRL	Total
2015:
Unlocking	$6,380	$(862)	$(2,344)	$3,174
Refinement in estimate	—	—	—	—
	$6,380	$(862)	$(2,344)	$3,174
2014:
Unlocking	$(1,723)	$1,486	$1,764	$1,527
Refinement in estimate	(1,566)	—	—	(1,566)
	$(3,289)	$1,486	$1,764	$(39)
2013:
Unlocking	$(155)	$(877)	$1,141	$109
Refinement in estimate	(291)	(306)	—	(597)
	$(446)	$(1,183)	$1,141	$(488)
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  See Note 13 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV) of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The Company has a GMWB rider for variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value.  The Company determines the fair value of the GMWB rider using a risk-neutral valuation method.  The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value can have a material impact on earnings.  See further discussion in Note 4.
Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business.  The reinsurance arrangements have taken various forms over the years.  The Company cedes reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  For additional information pertaining to the Company's significant reinsurers, along with additional information pertaining to reinsurance, please see Note 15 - Reinsurance.
Future policy benefits and other related assets are not reduced for reinsurance in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.
Recognition of Insurance Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.
Deposits
Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, the Company may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
Realized Gains (Losses)
The Company realizes investment gains and losses from several sources, including write-downs of investment securities and mortgage loans, the change in the mortgage loan loss allowance, and sales of investment securities and real estate.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Interest Credited to Policyholder Account Balances
Interest is credited to policyholder account balances according to terms of the policies or contracts.  Interest sensitive life and annuity contracts provide for the payment of interest credited to policyholder account balances, subject to contractual minimum guaranteed rates.  Amounts in excess of guarantees are credited at the discretion of the Company and reflect competitive, economic, investment and product considerations.  Accordingly, the Company reviews and adjusts crediting rates as necessary and appropriate within contractual terms.  Amounts credited are a function of account balances and current period crediting rates.  As account balances fluctuate, so will the amount of interest credited to policyholder account balances.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.
2. New Accounting Pronouncements
Accounting Pronouncements Issued, Not Yet Adopted
In May 2014, the Financial Accounting Standards Board (FASB) issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity's contracts with customers.  Certain contracts, including insurance contracts, are specifically excluded from this guidance.  However, certain other types of contracts may impact the financial statements of insurance providers.  In August 2015, the FASB deferred the effective date of this guidance for public entities to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.  The Company is currently evaluating this guidance.
In August 2014, the FASB issued guidance that requires management to evaluate whether there are concerns or events that raise substantial doubt about the entity's ability to continue as a going concern within one year after the date the financial statements are issued.  Disclosures are required when certain criteria are met.  This guidance is effective for annual periods ending after December 15, 2016.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.
In January 2015, the FASB issued guidance that eliminated the concept of extraordinary items.  While the requirement for entities to consider whether an underlying event or transaction is extraordinary was eliminated, the presentation and disclosure guidance for items that are unusual in nature or occur infrequently was retained and was expanded to include items that are both unusual in nature and occur infrequently.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.
In February 2015, the FASB issued guidance regarding the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities.  Under this guidance, previous consolidation conclusions may change and additional disclosures may be required.  This guidance is effective for public entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2015.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.
In April 2015, the FASB issued guidance regarding a customer's accounting for fees paid in a cloud computing arrangement and whether a cloud computing arrangement includes a software license.  If a cloud computing arrangement includes a software license, a customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, a customer should account for the arrangement as a service contract.  The new guidance does not change the accounting for a customer's accounting for service contracts.  This guidance is effective for interim and annual reporting periods beginning after December 15, 2015.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In May 2015, the FASB issued guidance targeted to improve disclosures related to short-duration contracts.  Additional disclosures will be required about insurance liabilities to provide information regarding the nature, amount, timing, and uncertainty of future cash flows related to insurance liabilities and the effect of those cash flows on the statement of comprehensive income.  This guidance is effective for annual periods beginning after December 15, 2015, and interim periods within annual periods beginning after December 15, 2016.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.
In July 2015, the FASB issued guidance regarding employee benefit accounting.  The guidance is divided into three parts.  First, the guidance requires a pension plan to use contract value as the only required measure for fully benefit-responsive investment contracts.  Second, the guidance simplifies and increases the effectiveness of the investment disclosure requirements for employee benefit plans.  Third, the guidance provides benefit plans with a measurement date practical expedient.  This guidance is effective for fiscal years beginning after December 15, 2015.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.
In January 2016, the FASB issued guidance regarding accounting for recognition and measurement of financial assets and financial liabilities.  The new standard significantly revises an entity's accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amends certain disclosure requirements associated with the fair value of financial instruments.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  The Company is currently evaluating this guidance, but it does not believe that there will be a material impact to the consolidated financial statements.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to the Company at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

3. Investments
Fixed Maturity and Equity Securities Available for Sale
Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2015.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$148,930	$7,397	$202	$156,125
Federal agencies [1]	19,782	1,415	—	21,197
Federal agency issued residential mortgage-backed securities [1]	34,015	3,545	1	37,559
Subtotal	202,727	12,357	203	214,881
Corporate obligations:
Industrial	532,880	22,283	10,654	544,509
Energy	231,639	6,768	11,388	227,019
Communications and technology	233,063	11,538	2,368	242,233
Financial	210,142	12,764	1,409	221,497
Consumer	534,073	18,133	2,905	549,301
Public utilities	223,172	17,368	241	240,299
Subtotal	1,964,969	88,854	28,965	2,024,858
Corporate private-labeled residential mortgage-backed securities	70,761	3,436	20	74,177
Municipal securities	134,079	18,844	74	152,849
Other	96,365	2,926	2,859	96,432
Redeemable preferred stocks	17,437	310	99	17,648
Fixed maturity securities	2,486,338	126,727	32,220	2,580,845
Equity securities	24,067	1,832	574	25,325
Total	$2,510,405	$128,559	$32,794	$2,606,170
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2014.
		Gross Unrealized
	Amortized Cost	Gains	Losses	Fair Value
U.S. Treasury securities and obligations of U.S. Government	$154,937	$9,939	$83	$164,793
Federal agencies [1]	19,769	2,182	—	21,951
Federal agency issued residential mortgage-backed securities [1]	44,287	4,457	2	48,742
Subtotal	218,993	16,578	85	235,486
Corporate obligations:
Industrial	527,269	33,400	1,292	559,377
Energy	219,518	14,147	3,575	230,090
Communications and technology	226,442	16,705	242	242,905
Financial	276,586	18,826	1,083	294,329
Consumer	517,050	28,290	1,261	544,079
Public utilities	225,375	24,932	228	250,079
Subtotal	1,992,240	136,300	7,681	2,120,859
Corporate private-labeled residential mortgage-backed securities	90,819	4,463	—	95,282
Municipal securities	135,518	22,974	—	158,492
Other	98,373	3,818	2,718	99,473
Redeemable preferred stocks	17,473	379	713	17,139
Fixed maturity securities	2,553,416	184,512	11,197	2,726,731
Equity securities	23,576	1,895	590	24,881
Total	$2,576,992	$186,407	$11,787	$2,751,612
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$115,294	$117,145	$165,955	$168,913
Due after one year through five years	735,559	779,402	694,809	757,397
Due after five years through ten years	1,117,414	1,126,585	1,045,557	1,087,891
Due after ten years	349,789	378,861	438,719	490,976
Securities with variable principal payments	150,844	161,204	190,903	204,415
Redeemable preferred stocks	17,438	17,648	17,473	17,139
Total	$2,486,338	$2,580,845	$2,553,416	$2,726,731
No material derivative financial instruments were held during December 31, 2015, 2014, or 2013.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer's revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer's industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company's intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer's industry.
To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company's credit enhancement levels and recovery values do not provide sufficient protection to the Company's contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to the Company's credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on the Company's investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
The Company may selectively determine that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.
A discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  The Company identified 21 and 22 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2015 and December 31, 2014, respectively.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  This amount is recognized as a realized loss in the Company's Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting the Company's estimate of stabilized collateral performance in the future for such securities.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2015.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$19,447	$202	$—	$—	$19,447	$202
Federal agency issued residential mortgage-backed securities [1]	47	—	291	1	338	1
Subtotal	19,494	202	291	1	19,785	203
Corporate obligations:
Industrial	153,258	10,151	2,492	503	155,750	10,654
Energy	76,838	5,638	34,313	5,750	111,151	11,388
Communications and technology	53,751	2,368	—	—	53,751	2,368
Financial	18,040	927	1,421	482	19,461	1,409
Consumer	121,261	2,573	7,192	332	128,453	2,905
Public utilities	15,983	241	—	—	15,983	241
Subtotal	439,131	21,898	45,418	7,067	484,549	28,965
Corporate private-labeled residential mortgage-backed securities	3,734	20	—	—	3,734	20
Municipal securities	3,118	74	—	—	3,118	74
Other	15,742	386	33,366	2,473	49,108	2,859
Redeemable preferred stocks	—	—	6,925	99	6,925	99
Fixed maturity securities	481,219	22,580	86,000	9,640	567,219	32,220
Equity securities	2,156	574	—	—	2,156	574
Total	$483,375	$23,154	$86,000	$9,640	$569,375	$32,794
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2014.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$468	$—	$4,944	$83	$5,412	$83
Federal agency issued residential mortgage-backed securities [1]	60	2	281	—	341	2
Subtotal	528	2	5,225	83	5,753	85
Corporate obligations:
Industrial	15,289	184	42,830	1,108	58,119	1,292
Energy	40,493	1,962	36,789	1,613	77,282	3,575
Communications and technology	5,061	33	9,676	209	14,737	242
Financial	14,831	165	4,963	918	19,794	1,083
Consumer	10,991	165	40,185	1,096	51,176	1,261
Public utilities	—	—	6,768	228	6,768	228
Subtotal	86,665	2,509	141,211	5,172	227,876	7,681
Other	12,567	396	30,210	2,322	42,777	2,718
Redeemable preferred stocks	—	—	9,404	713	9,404	713
Fixed maturity securities	99,760	2,907	186,050	8,290	285,810	11,197
Equity securities	—	—	11,515	590	11,515	590
Total	$99,760	$2,907	$197,565	$8,880	$297,325	$11,787
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
At December 31, 2015, the Company had 207 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 179 security issues were below cost for less than one year; 19 security issues were below cost for one year or more and less than three years; and nine security issues were below cost for three years or more.  At December 31, 2014, the Company had 96 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses.  Included in this total, 40 security issues were below cost for less than one year; 50 security issues were below cost for one year or more and less than three years; and six security issues were below cost for three years or more.
The Company does not consider these unrealized losses to be credit-related.  The unrealized losses at December 31, 2015 primarily relate to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Other investment securities include residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, for which a discounted cash flow calculation is typically performed to determine any credit-related losses.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the Company's investments in fixed maturity and equity securities available for sale with unrealized losses at December 31, 2015.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$511,941	$496,587	$15,354
Unrealized losses of 20% or less and greater than 10%	57,124	48,447	8,677
Subtotal	569,065	545,034	24,031
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	18,096	12,944	5,152
Twelve months or greater	908	596	312
Total investment grade	19,004	13,540	5,464
Below investment grade:
Less than twelve months	5,893	2,743	3,150
Twelve months or greater	—	—	—
Total below investment grade	5,893	2,743	3,150
Unrealized losses greater than 20%	24,897	16,283	8,614
Subtotal	593,962	561,317	32,645

Securities owned with realized impairment:
Unrealized losses of 10% or less	8,097	8,013	84
Unrealized losses of 20% or less and greater than 10%	—	—	—
Subtotal	8,097	8,013	84
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	110	45	65
Twelve months or greater	—	—	—
Total investment grade	110	45	65
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	110	45	65
Subtotal	8,207	8,058	149
Total	$602,169	$569,375	$32,794

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the Company's investments in securities available for sale with unrealized losses at December 31, 2014.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$295,543	$286,130	$9,413
Unrealized losses of 20% or less and greater than 10%	8,973	7,874	1,099
Subtotal	304,516	294,004	10,512
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	908	663	245
Total investment grade	908	663	245
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	908	663	245
Subtotal	305,424	294,667	10,757

Securities owned with realized impairment:
Unrealized losses of 10% or less	—	—	—
Unrealized losses of 20% or less and greater than 10%	—	—	—
Subtotal	—	—	—
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	3,688	2,658	1,030
Twelve months or greater	—	—	—
Total investment grade	3,688	2,658	1,030
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	3,688	2,658	1,030
Subtotal	3,688	2,658	1,030
Total	$309,112	$297,325	$11,787

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information on fixed maturity securities with gross unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2015.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$10,050	2%	$198	1%
AA	79,448	14%	2,570	8%
A	161,483	28%	4,928	15%
BBB	280,178	50%	20,569	64%
Total investment grade	531,159	94%	28,265	88%
BB	25,465	4%	3,798	12%
B and below	10,595	2%	157	—%
Total below investment grade	36,060	6%	3,955	12%
	$567,219	100%	$32,220	100%
The following table provides information on fixed maturity securities with gross unrealized losses by actual or equivalent Standard & Poor's rating at December 31, 2014.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$7,953	3%	$47	—%
AA	37,702	13%	1,670	15%
A	91,299	32%	2,840	26%
BBB	132,230	46%	4,580	41%
Total investment grade	269,184	94%	9,137	82%
BB	13,969	5%	1,031	9%
B and below	2,657	1%	1,029	9%
Total below investment grade	16,626	6%	2,060	18%
	$285,810	100%	$11,197	100%
The Company's residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade were 41% and 40% of the below investment grade total at December 31, 2015 and December 31, 2014, respectively.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses at December 31.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.
	December 31, 2015		December 31, 2014
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$—	$—	$5,052	$115
Due after one year through five years	68,757	1,548	21,033	960
Due after five years through ten years	421,519	26,164	202,240	5,772
Due after ten years	65,939	4,388	47,740	3,635
Total	556,215	32,100	276,065	10,482
Securities with variable principal payments	4,079	21	341	2
Redeemable preferred stocks	6,925	99	9,404	713
Total	$567,219	$32,220	$285,810	$11,197
The Company held one non-income producing security with a carrying value of $0.6 million at December 31, 2015, compared to three securities with a carrying value of $0.8 million at December 31, 2014.  These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.
The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2015 or 2014.
The Company recognized other-than-temporary impairments of $2.2 million, $2.2 million, and $1.0 million for the years ended December 31, 2015, 2014, and 2013, respectively.  Included in these total impairments, $2.5 million, $1.5 million, and $1.1 million were recorded in earnings for the years ended December 31, 2015, 2014, and 2013, respectively.  The differences represented the non-credit portion of current or prior other-than-temporary impairment that were recorded in other comprehensive income (loss).  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of $0.3 million, $0.6 million, and $0.6 million for the years ended December 31, 2015, 2014, and 2013, respectively.  The Company determined the other-than-temporary impairments recorded in earnings based upon the present value of projected future cash flows.
One corporate obligation had an impairment recorded in earnings of $2.0 million during 2015.  This is a debt obligation of a company within the oil exploration and production sector that is challenged by reduced oil prices and lower demand for exploration equipment.  In addition, one other-type security was written down by $0.2 million during 2015 due to an increase in projected future losses on the underlying collateral.  One equity security had an impairment of less than $0.1 million during 2015.  Two corporate obligations had a impairments recorded in earnings of $0.7 million during 2014.  The first was written down $0.7 million and was an oil industry debt obligation that was challenged by reduced oil prices.  The second was a utility debt obligation that was written down less than $0.1 million.  In addition, an other-type security was written down by $0.1 million due to an increase in projected future losses on the underlying collateral.  There were two equity securities with impairments recorded of $0.1 million during 2014.  One other-type security was written down by $0.5 million during 2013 due to an increase in projected future losses on the underlying collateral.  There were no impairments on equity securities during 2013.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables present the range of significant assumptions used in projecting the future cash flows of the Company's residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities.  The Company believes that the assumptions below are reasonable and they are based largely upon the actual historical results of the underlying security collateral.
	December 31, 2015
	Initial Default Rate		Initial Severity Rate		Prepayment Speed
Vintage	Low	High	Low	High	Low	High
2003	0.8%	1.0%	30%	35%	12.0%	16.0%
2004	0.8%	9.2%	35%	72%	10.0%	16.0%
2005	4.9%	10.5%	35%	74%	6.0%	20.0%
2006	9.3%	9.3%	80%	80%	8.0%	8.0%
2007	10.0%	10.0%	62%	62%	10.0%	10.0%

	December 31, 2014
	Initial Default Rate		Initial Severity Rate		Prepayment Speed
Vintage	Low	High	Low	High	Low	High
2003	0.8%	1.0%	30%	35%	12.0%	16.0%
2004	0.8%	7.0%	35%	65%	8.0%	18.0%
2005	4.8%	12.6%	35%	71%	6.0%	18.0%
2006	5.7%	8.4%	35%	85%	8.0%	16.0%
2007	11.0%	11.0%	59%	59%	8.0%	8.0%
The Company also monitors structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, along with collateralized debt obligations, and other collateralized obligations.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables divide these investment types among vintage and credit ratings.
	December 31, 2015
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Residential & non-agency MBS: [1]
Investment Grade:
Vintage 2003 and earlier	$4,478	$4,313	$165
2004	5,203	4,980	223
2005	2,670	2,659	11
Total investment grade	12,351	11,952	399
Below Investment Grade:
Vintage 2003 and earlier	2,233	2,137	96
2004	22,011	21,055	956
2005	41,966	40,223	1,743
2006	1,873	817	1,056
2007	2,883	2,700	183
Total below investment grade	70,966	66,932	4,034
Other structured securities:
Investment grade	56,601	57,416	(815)
Below investment grade	14,714	15,585	(871)
Total other	71,315	73,001	(1,686)
Total structured securities	$154,632	$151,885	$2,747
1  This table accounts for all vintages owned by the Company.
	December 31, 2014
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Residential & non-agency MBS: [1]
Investment grade:
Vintage 2003 and earlier	$8,249	$7,910	$339
2004	6,459	6,177	282
Total investment grade	14,708	14,087	621
Below investment grade:
2004	29,647	28,080	1,567
2005	55,806	53,741	2,065
2006	3,528	2,406	1,122
2007	3,386	3,164	222
Total below investment grade	92,367	87,391	4,976
Other structured securities:
Investment grade	57,672	57,658	14
Below investment grade	14,728	16,073	(1,345)
Total other	72,400	73,731	(1,331)
Total structured securities	$179,475	$175,209	$4,266
1  This table accounts for all vintages owned by the Company.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2015	2014	2013
Credit losses on securities held at beginning of the period	$17,889	$16,375	15,260
Additions for credit losses not previously recognized in other-than-temporary impairment	—	808	27
Additions for increases in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	2,481	725	1,106
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(20)	(19)	(18)
Credit losses on securities held at the end of the period	$20,350	$17,889	$16,375
The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on the Company's investments in securities available for sale, at December 31.
	2015	2014	2013
Net unrealized gains	$95,765	$174,620	$124,427
Amounts resulting from:
DAC, VOBA, and DRL	(17,030)	(28,495)	(26,979)
Future policy benefits	(19,219)	(26,778)	(16,119)
Policyholder account balances	(454)	(879)	(507)
Deferred income taxes	(20,670)	(41,462)	(28,287)
Total	$38,392	$77,006	$52,535
Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2015	2014	2013
Gross investment income:
Fixed maturity securities	$116,713	$121,137	$122,448
Equity securities	1,023	1,037	1,953
Mortgage loans	31,662	37,452	40,605
Real estate	17,059	11,756	10,652
Policy loans	5,774	5,848	5,753
Short-term investments	8	4	5
Other	177	535	357
Total	172,416	177,769	181,773
Less investment expenses	(15,266)	(12,801)	(12,033)
Net investment income	$157,150	$164,968	$169,740

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.
	2015	2014	2013
Realized investment gains (losses):
Fixed maturity securities	$569	$2,576	$3,464
Equity securities	49	403	626
Real estate	4,228	642	(69)
Mortgage loans	(1,041)	(105)	(49)
Amortization of DAC, VOBA, and DRL	(38)	(147)	(100)
Net realized investment gains	$3,767	$3,369	$3,872
The following table provides detail concerning realized investment gains and losses for the three years ended December 31.
	2015	2014	2013
Gross gains resulting from:
Sales of investment securities	$360	$3,199	$261
Investment securities called and other	3,354	3,084	5,627
Real estate	4,228	864	20
Total gross gains	7,942	7,147	5,908
Gross losses resulting from:
Sales of investment securities	(403)	(1,352)	(5)
Investment securities called and other	(212)	(419)	(660)
Sale of real estate and joint venture	—	(222)	(89)
Mortgage loans	(296)	(1,442)	(144)
Total gross losses	(911)	(3,435)	(898)
Change in allowance for loan losses	(745)	1,337	95
Amortization of DAC, VOBA, and DRL	(38)	(147)	(100)
Net realized investment gains, excluding other-than-temporary impairment losses	6,248	4,902	5,005

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(2,189)	(2,176)	(1,032)
Portion of loss recognized in other comprehensive income (loss)	(292)	643	(101)
Net other-than-temporary impairment losses recognized in earnings	(2,481)	(1,533)	(1,133)
Net realized investment gains	$3,767	$3,369	$3,872

Proceeds From Sales of Investment Securities
The table below details proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.

	2015	2014	2013
Proceeds	$39,954	$38,527	$12,292

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Mortgage Loans
Investments in mortgage loans totaled $590.0 million at December 31, 2015, compared to $541.2 million at December 31, 2014.  The Company's mortgage loans are mostly secured by commercial real estate and are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  This allowance is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $2.7 million at December 31, 2015 and $1.9 million at December 31, 2014.  Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  The Company does not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.
The Company had 17% of its invested assets in commercial mortgage loans at December 31, 2015, compared to 15% at December 31, 2014.  New commercial loans, including refinanced loans, were $164.0 million and $61.2 million for 2015 and 2014, respectively.  The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet the Company's yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment.  The recourse requirement is determined as part of the underwriting requirements of each loan.  The Company added 70 new loans to the portfolio during 2015, and 96% of these loans had some amount of recourse requirement.  No new loans were purchased from institutional lenders during 2015.  The average loan-to-value ratio for the overall portfolio was 47% at December 31, 2015, up from 46% at December 31, 2014.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  The average loan balance was $1.6 million at December 31, 2015 and $1.5 million at December 31, 2014.  The Company has certain mortgage loans that have an unamortized premium, totaling $0.4 million as of December 31, 2015, compared to $1.0 million at December 31, 2014.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2015	2014
Principal outstanding	$592,619	$543,094
Allowance for loan losses	(2,659)	(1,914)
Carrying value	$589,960	$541,180
The following table summarizes the amount of mortgage loans held by the Company at December 31, 2015 and 2014, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2015	% of Total	2014	% of Total
Prior to 2006	$25,799	4%	$47,843	9%
2006	10,438	2%	16,280	3%
2007	17,722	3%	19,991	4%
2008	21,440	4%	22,938	4%
2009	11,544	2%	20,754	4%
2010	38,002	6%	51,205	9%
2011	81,357	14%	91,943	17%
2012	104,775	18%	133,912	25%
2013	62,808	10%	77,784	14%
2014	57,100	10%	60,444	11%
2015	161,634	27%	—	—%
Principal outstanding	$592,619	100%	$543,094	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table identifies mortgage loans by geographic location at December 31.
	2015	% of Total	2014	% of Total
Pacific	$129,108	22%	$131,109	25%
West south central	112,093	19%	94,122	17%
West north central	84,210	14%	78,027	14%
Mountain	67,526	11%	68,961	13%
South Atlantic	71,599	12%	60,557	11%
East north central	71,178	12%	64,013	12%
Middle Atlantic	30,141	5%	21,877	4%
East south central	26,764	5%	24,428	4%
Principal outstanding	$592,619	100%	$543,094	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2015	% of Total	2014	% of Total
California	$111,050	19%	$108,683	20%
Texas	108,104	18%	89,923	16%
Minnesota	58,841	10%	55,916	10%
Ohio	39,410	7%	30,432	6%
Florida	30,753	5%	26,452	5%
All others	244,461	41%	231,688	43%
Principal outstanding	$592,619	100%	$543,094	100%
The following table identifies mortgage loans by property type at December 31.  The Other category consists principally of apartments and retail properties.
	2015	% of Total	2014	% of Total
Industrial	$312,458	53%	$281,671	51%
Office	181,912	30%	165,859	31%
Medical	28,042	5%	25,617	5%
Other	70,207	12%	69,947	13%
Principal outstanding	$592,619	100%	$543,094	100%
The table below identifies mortgage loans by maturity at December 31.
	2015	% of Total	2014	% of Total
Due in one year or less	$18,560	3%	$27,607	5%
Due after one year through five years	107,219	18%	145,530	27%
Due after five years through ten years	129,232	22%	143,382	26%
Due after ten years	337,608	57%	226,575	42%
Principal outstanding	$592,619	100%	$543,094	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The table below identifies the commercial mortgage portfolio by current loan balance at years ending December 31.
	2015	% of Total	2014	% of Total
$5 million or greater	$88,656	15%	$69,237	13%
$4 million to less than $5 million	31,025	5%	27,189	5%
$3 million to less than $4 million	57,735	10%	47,718	9%
$2 million to less than $3 million	130,397	22%	130,026	24%
$1 million to less than $2 million	195,604	33%	178,862	33%
Less than $1 million	89,202	15%	90,062	16%
Principal outstanding	$592,619	100%	$543,094	100%
The table below identifies the commercial mortgage portfolio by current loan balance as a percentage of the value at the time of origination at December 31.
	2015	% of Total	2014	% of Total
70% or greater	$66,330	11%	$33,113	6%
50% to 69%	301,901	51%	297,001	55%
Less than 50%	224,388	38%	212,980	39%
Principal outstanding	$592,619	100%	$543,094	100%
The concentration in California, along with other states included in the pacific region, exposes the Company to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires, that may affect certain areas of the region.  The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire.  The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophic and economic exposure.  However, diversification may not always sufficiently mitigate the risk of such losses.  Historically, the delinquency rate of the Company's pacific region commercial mortgage loans has been substantially below the industry average and consistent with the Company's experience in other regions.  The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans.  However, the Company does consider structural information specific to each property, as well as the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active submarkets.  The Company does not expect catastrophe or earthquake damage or economic downturn in the pacific region that may occur to have a material adverse effect on its business, financial position, results of operations, or cash flows.  However, the Company cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on the Company's environmental assessments, the Company believes that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on the Company's business, financial position, results of operations, or cash flows.  However, the Company cannot provide assurance that material compliance costs will not be incurred.
The Company may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet the Company's underwriting and pricing parameters.  The Company refinanced loans with outstanding balances of $22.8 million and $13.0 million during the years ended December 31, 2015 and December 31, 2014, respectively.
In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the Company retains the commitment fee.  For additional information, please see Note 21 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Real Estate
Investments in real estate totaled $168.1 million at December 31, 2015, compared to $181.1 million at December 31, 2014.  The table below provides information concerning the Company's real estate investments by major category at December 31.
	2015	2014
Land	$29,157	$28,767
Buildings	141,936	150,501
Less accumulated depreciation	(36,291)	(33,217)
Real estate, commercial	134,802	146,051
Real estate, joint ventures	33,295	35,031
Total	$168,097	$181,082
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  The Company had real estate sales of $20.0 million, $2.9 million, and $0.4 million during 2015, 2014, and 2013, respectively.
The Company had non-income producing real estate, consisting of vacant properties and properties under development, of $8.7 million at December 31, 2015, compared to $12.2 million at December 31, 2014.
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  It is the Company's practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Cash and Short-Term Investments
Cash and short-term investments include cash and highly-liquid investments in institutional money market funds.  The carrying value of cash and short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Loans
The Company does not record loans at fair value. As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.
Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company's estimate of an appropriate risk-adjusted discount rate for loans of similar size,

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

type, remaining maturity, likelihood of prepayment, and repricing characteristics.  Mortgage loans are categorized as Level 3 in the fair value hierarchy.
The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Carrying value of policy loans approximates fair value.  Policy loans are categorized as Level 3.
Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on the date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  The Company has not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
Determination of Fair Value
The Company utilizes external third-party pricing services to determine the majority of its fair values on investment securities available for sale.  At December 31, 2015, approximately 98% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 1% was derived from internal matrices and calculations.  At December 31, 2014, approximately 97% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 2% was derived from internal matrices and calculations.  In the event that the primary pricing service does not provide a price, the Company utilizes the price provided by a second pricing service.  The Company reviews prices received from service providers for reasonableness and unusual fluctuations but generally accepts the price identified from the primary pricing service.  In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, the Company evaluates the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the primary third-party pricing service's methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.  Finally, the Company also performs additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.
Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company's own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any valuation technique.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The Company's own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2000 U.S. Annuity Basic Mortality Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.
Categories Reported at Fair Value
The following tables present the Company's fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2015
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,704	$146,421	$—	$156,125
Federal agencies [1]	—	21,197	—	21,197
Federal agency issued residential mortgage-backed securities [1]	—	37,559	—	37,559
Subtotal	9,704	205,177	—	214,881
Corporate obligations:
Industrial	—	544,509	—	544,509
Energy	—	227,019	—	227,019
Communications and technology	—	242,233	—	242,233
Financial	—	221,497	—	221,497
Consumer	—	549,301	—	549,301
Public utilities	—	240,299	—	240,299
Subtotal	—	2,024,858	—	2,024,858
Corporate private-labeled residential mortgage-backed securities	—	74,177	—	74,177
Municipal securities	—	152,849	—	152,849
Other	—	95,855	577	96,432
Redeemable preferred stocks	—	17,648	—	17,648
Fixed maturity securities	9,704	2,570,564	577	2,580,845
Equity securities	5,166	20,159	—	25,325
Total	$14,870	$2,590,723	$577	$2,606,170

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(2,778)	$(2,778)
Total	$—	$—	$(2,778)	$(2,778)
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2014
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,247	$152,546	$—	$164,793
Federal agencies [1]	—	21,951	—	21,951
Federal agency issued residential mortgage-backed securities [1]	—	48,742	—	48,742
Subtotal	12,247	223,239	—	235,486
Corporate obligations:
Industrial	—	559,377	—	559,377
Energy	—	230,090	—	230,090
Communications and technology	—	242,905	—	242,905
Financial	—	294,329	—	294,329
Consumer	—	544,079	—	544,079
Public utilities	—	250,079	—	250,079
Subtotal	—	2,120,859	—	2,120,859
Corporate private-labeled residential mortgage-backed securities	—	95,282	—	95,282
Municipal securities	—	158,492	—	158,492
Other	—	98,714	759	99,473
Redeemable preferred stocks	—	17,139	—	17,139
Fixed maturity securities	12,247	2,713,725	759	2,726,731
Equity securities	5,347	19,534	—	24,881
Total	$17,594	$2,733,259	$759	$2,751,612

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(1,094)	$(1,094)
Total	$—	$—	$(1,094)	$(1,094)
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:
	2015
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$759	$(1,094)
Included in earnings	(193)	(1,488)
Included in other comprehensive income (loss)	306	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	330
Sales	—	—
Other dispositions	(295)	(526)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$577	$(2,778)

	2014
	Assets	Liabilities
	Fixed maturity securities available for sale	GMWB
Beginning balance	$1,433	$(4,703)
Included in earnings	(12)	3,145
Included in other comprehensive income (loss)	(421)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—
Issuances	—	592
Sales	—	—
Other dispositions	(241)	(128)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$759	$(1,094)
Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.  The Company did not have any transfers between any levels at December 31, 2015 or 2014.
The Company's assets categorized as Level 3 instruments are primarily fixed maturity securities, totaling $0.6 million at December 31, 2015 and $0.8 million as of December 31, 2014.  These assets are valued using discounted cash flow models for which the significant assumptions are not observable in the market.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2015.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(2,778)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.87%-1.73%
The following table presents the valuation method for the financial instrument liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2014.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(1,094)	Actuarial cash flow model	Mortality	80% of U.S. Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.73%-1.35%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  The Company's mortality, lapse, benefit utilization and nonperformance risk adjustment are unobservable.  Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
The Company estimates that the impact of unobservable inputs at December 31, 2015 was as follows: a 10% increase in the mortality assumption would reduce the liability less than $0.1 million; a 10% decrease in the lapse assumption would increase the liability $0.2 million; a 10% increase in the benefit utilization would increase the liability $0.7 million; and a 10 basis point increase in the credit spreads used for non-performance would decrease the liability $0.3 million.
The Company estimates that the impact of unobservable inputs at December 31, 2014 was as follows: a 10% increase in the mortality assumption would reduce the liability less than $0.1 million; a 10% decrease in the lapse assumption would increase the liability $0.3 million; a 10% increase in the benefit utilization would increase the liability $0.9 million; and a 10 basis point increase in the credit spreads used for non-performance would decrease the liability $0.4 million.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents a summary of fair value estimates at December 31 for financial instruments.  The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2015		2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,580,845	$2,580,845	$2,726,731	$2,726,731
Equity securities available for sale	25,325	25,325	24,881	24,881
Mortgage loans	589,960	606,708	541,180	567,435
Policy loans	81,392	81,392	83,553	83,553
Cash and short-term investments	30,325	30,325	50,118	50,118
Separate account assets	372,924	372,924	406,501	406,501

Liabilities:
Individual and group annuities	1,073,592	1,055,052	1,080,322	1,061,067
Supplementary contracts and annuities without life contingencies	54,136	52,636	54,949	53,744
Separate account liabilities	372,924	372,924	406,501	406,501
Other policyholder funds - GMWB	(2,778)	(2,778)	(1,094)	(1,094)
5. Financing Receivables
The Company has financing receivables that have both a specific maturity date, either on demand or on a fixed or determinable date, and are recognized as assets in the Consolidated Balance Sheets.
The table below identifies the Company's financing receivables by classification amount at December 31.
	2015	2014
Receivables:
Agent receivables, net (allowance $1,197; 2014 - $2,003)	$1,602	$1,727
Investment-related financing receivables:
Mortgage loans, net (allowance $2,659; 2014 - $1,914)	589,960	541,180
Total financing receivables	$591,562	$542,907
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are reflected as deductions.
	2015	2014
Beginning of year	$2,003	$2,245
Additions	128	306
Deductions	(934)	(548)
End of year	$1,197	$2,003

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table details the mortgage loan portfolio, as collectively or individually evaluated for impairment at December 31.
	2015	2014
Mortgage loans collectively evaluated for impairment	$585,207	$535,398
Mortgage loans individually evaluated for impairment	7,412	7,696
Allowance for loan losses	(2,659)	(1,914)
Carrying value	$589,960	$541,180
The following table details the activity of the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2015	2014
Beginning of year	$1,914	$3,251
Provision	745	—
Deductions	—	(1,337)
End of year	$2,659	$1,914
Agent Receivables
The Company has agent receivables that are classified as financing receivables and are reduced by an allowance for doubtful accounts.  These trade receivables from agents are long-term in nature and are specifically assessed as to the collectibility of each receivable.  The Company's gross agent receivables totaled $2.8 million at December 31, 2015 with an allowance for doubtful accounts totaling $1.2 million.  Gross agent receivables totaled $3.7 million with an allowance for doubtful accounts of $2.0 million at December 31, 2014.  The Company has two types of agent receivables including:
•	Agent specific loans. At both December 31, 2015 and December 31, 2014, these loans totaled $1.0 million and the allowance for doubtful accounts of $0.3 million.
•
Other agent receivables.  Gross agent receivables in this category totaled $1.8 million, and the allowance for doubtful accounts was $0.9 million at December 31, 2015.  Gross agent receivables totaled $2.7 million, and the allowance for doubtful accounts was $1.7 million at December 31, 2014.

Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is determined to be on non-accrual status, the Company does not accrue interest income into its financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.
Generally, the Company considers its mortgage loans to be a portfolio segment.  The Company considers its primary class to be property type.  The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents an aging schedule for delinquent payments for both principal and interest by property type.
Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2015
Industrial	$—	$—	$—	$—	$—
Office	5,064	74	—	—	74
Medical	—	—	—	—	—
Other	—	—	—	—	—
Total	$5,064	$74	$—	$—	$74

December 31, 2014
Industrial	$—	$—	$—	$—	$—
Office	—	—	—	—	—
Medical	—	—	—	—	—
Other	—	—	—	—	—
Total	$—	$—	$—	$—	$—
There was one mortgage loan that was 30 days past due at December 31, 2015.  Subsequently, payment was received on this loan and it was brought current.  No mortgage loans were past due at December 31, 2014.  There were no loans in the process of foreclosure at December 31, 2015 or December 31, 2014.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, the Company establishes the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identifies an allowance for loan losses on loans that contain elevated risk profiles.  If the Company determines through its evaluation that a loan has an elevated specific risk profile, it then individually assesses the loan's risk profile and assigns a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which the Company has mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that the Company may perceive as important or critical given its portfolio; and
•
Analysis of the Company's loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan's property financial statement including net operating income, debt service coverage, and occupancy level.
The Company has not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of the Company's process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process. These risks include, but are not limited to:
•	The risk that the Company's assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

•	The risk that fraudulent, inaccurate, or misleading information could be provided to the Company;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of the contractual payments.
The Company increased the allowance for mortgage loan losses $0.7 million in 2015, largely the result of the Company's view of credit trends under the current economic conditions.  The Company reviews the portfolio's risk profile and expected ongoing performance at least quarterly.
To the extent the Company's review and valuation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is written down to the lesser of the current fair value or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where the Company has the ability and intent to manage these properties on an ongoing basis.
Over the past three years, the Company has had two mortgage loan defaults.  Two loans were foreclosed in 2014 for a total impairment loss of $0.3 million.  There were no foreclosures in 2015 or 2013.  The Company had no troubled loans that were restructured or modified in 2015, 2014, or 2013.
6. Variable Interest Entities
The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs) and are included in Real Estate in the Consolidated Balance Sheets.  The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in real estate joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  The Company's investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  The Company amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The tax credits are recognized as a reduction of tax expense.  The Company realized federal income tax credits related to these investments of $2.8 million, $2.8 million, and $2.9 million for the years ended December 31, 2015, 2014, and 2013, respectively.  The Company also recognized $1.2 million, $1.1 million, and $1.6 million of amortization related to these investments for the years ended December 31, 2015, 2014, and 2013, respectively.  The Company's investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment. The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs.  These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Comprehensive Income.
Investments in the affordable housing and real estate joint ventures are interests that will absorb portions of the VIE's expected losses or receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  The Company makes an assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which the Company shares in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which had not been consolidated at December 31, 2015 and December 31, 2014.  The table includes investments in five real estate joint ventures and 22 affordable housing real estate joint ventures at December 31, 2015 and investments in five real estate joint ventures and 23 affordable housing real estate joint ventures at December 31, 2014.
	2015		2014
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,269	$21,269	$21,415	$21,415
Affordable housing real estate joint ventures	11,542	51,686	13,153	54,028
Total	$32,811	$72,955	$34,568	$75,443
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse to the Company.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.
At December 31, 2015 and December 31, 2014, the Company had no mortgage loan or equity commitments outstanding to the real estate joint venture VIEs.  The Company has contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, the Company is not able to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2015 and 2014 included $28.6 million and $27.7 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured.  Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company's interests in the VIEs.
7. Property and Equipment
Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method.  The home office is depreciated over 25 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The table below provides information at December 31.
	2015	2014
Land	$766	$766
Home office complex	21,518	21,249
Furniture and equipment	42,183	47,296
	64,467	69,311
Accumulated depreciation	(47,887)	(51,784)
Property and equipment	$16,580	$17,527
Depreciation expense totaled $1.6 million, $1.7 million, and $1.6 million in 2015, 2014, and 2013, respectively.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

8. Separate Accounts
The total separate account assets were $372.9 million at December 31, 2015 (2014 - $406.5 million).  Variable universal life and variable annuity assets comprised 27% and 73% of this amount in 2015 compared to 28% and 72% of this amount in 2014.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2015	2014	2013
Balance at beginning of year	$406,501	$393,416	$340,093
Deposits on variable policyholder contracts	32,306	47,308	36,471
Transfers to general account	(5,726)	(5,859)	(4,349)
Investment performance	(13,720)	24,314	69,545
Policyholder benefits and withdrawals	(33,083)	(39,177)	(35,236)
Contract charges	(13,354)	(13,501)	(13,108)
Balance at end of year	$372,924	$406,501	$393,416
The Company has a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of the separate accounts with the GMWB rider was recorded at fair value of $118.0 million at December 31, 2015 (2014 - $132.3 million).  The GMWB guarantee liability was $(2.8) million at December 31, 2015 (2014 - $(1.1) million).  The change in this value is included in policyholder benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities, and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.
The Company has two blocks of variable universal life policies and variable annuity contracts from which the Company receives fees.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  The Company has a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $372.9 million at December 31, 2015 and $406.5 million at December 31, 2014, and corresponding separate account liabilities of an equal amount.  In addition, the Company has an assumed closed block of business that is recorded in the Company's financial statements in accordance with modified coinsurance accounting for variable insurance business.  This block of separate account fund balances totaled $292.4 million at December 31, 2015 and $318.1 million at December 31, 2014.  The Company also records separate accounts invested in the general account for the direct block of business.  In accordance with coinsurance reinsurance transaction accounting, the Company also records the assumed block of fixed accounts under its general account.  The future policy benefits for the direct block approximated $0.5 million and $0.4 million at December 31, 2015 and December 31, 2014, respectively.  The future policy benefits for the assumed block approximated $0.6 million at both December 31, 2015 and December 31, 2014.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

At December 31, 2015 and 2014, separate account balances for variable annuity contracts were $270.7 million and $292.3 million, respectively.  The total reserve held for variable annuity GMDB was $0.1 million at December 31, 2015 and less than $0.1 million at December 31, 2014.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2015 and 2014 is provided below:
	2015			2014
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$211,281	$3,644	60.2	$230,426	$667	59.9
Return of the greater of the highest anniversary contract value or net deposits	8,161	758	67.5	8,594	102	67.3
Return of the greater of every fifth year highest anniversary contract value or net deposits	7,528	146	67.7	7,770	50	65.5
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	43,686	6,419	62.2	45,466	2,173	61.6
Total	$270,656	$10,967	60.9	$292,256	$2,992	60.5
The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.
	2015	2014	2013
Variable annuity incurred death benefits	$1,177	$2,475	$2,900
Variable annuity paid death benefits	1,237	2,289	3,744
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2015	2014
Money market	$3,171	$4,267
Fixed income	19,670	36,351
Balanced	85,346	60,726
International equity	12,039	22,057
Intermediate equity	127,968	139,609
Aggressive equity	22,462	29,246
Total	$270,656	$292,256

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

9. Unpaid Accident and Health Claims Liability
The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.
	2015	2014	2013
Gross liability at beginning of year	$34,691	$33,888	$36,219
Less reinsurance recoverable	(28,122)	(27,567)	(29,938)
Net liability at beginning of year	6,569	6,321	6,281
Incurred benefits related to:
Current year	26,273	27,037	24,333
Prior years [1]	(450)	(161)	(937)
Total incurred benefits	25,823	26,876	23,396
Paid benefits related to:
Current year	22,920	23,352	20,906
Prior years	3,091	3,276	2,450
Total paid benefits	26,011	26,628	23,356
Net liability at end of year	6,381	6,569	6,321
Reinsurance recoverable	26,791	28,122	27,567
Gross liability at end of year	$33,172	$34,691	$33,888
1  The incurred benefits related to prior years' unpaid accident and health claims reflect the change in these liabilities.
10. Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2015 approximated 9% of statutory premiums and 12% of the life insurance in force, compared to 9% and 13% in 2014, respectively.  The amount of dividends to be paid is determined annually by the Company's Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
11. Debt
The Company had no notes payable at December 31, 2015 or December 31, 2014.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.9 million at December 31, 2015, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received an insignificant amount of dividends on the capital investment in 2015, 2014, and 2013.
The Company had unsecured revolving lines of credit of $70.0 million with two major commercial banks with no balances outstanding at December 31, 2015 and December 31, 2014.  The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2016.  The Company anticipates renewing these lines as they come due.
12. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2015	2014	2013
Current income tax expense	$9,048	$8,065	$6,018
Deferred income tax expense	3,922	4,929	8,374
Total income tax expense	$12,970	$12,994	$14,392

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information about taxes paid for the years ended December 31.
	2015	2014	2013

Cash paid for income taxes	5,754	8,756	7,590
The following table provides a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.
	2015	2014	2013
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(4)%	(4)%	(3)%
Permanent differences	—%	(1)%	—%
Effective income tax rate	31%	30%	32%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2015	2014
Deferred tax assets:
Future policy benefits	$21,257	$24,335
Employee retirement benefits	31,293	34,422
Other	—	486
Deferred tax assets	52,550	59,243
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	5,200	6,861
Unrealized investment gains	33,482	61,090
Capitalization of deferred acquisition costs, net of amortization	59,533	53,381
Value of business acquired	8,499	8,629
Property and equipment, net	4,970	5,159
Other	69	—
Deferred tax liabilities	111,753	135,120
Net deferred tax liability	59,203	75,877
Current tax asset	(529)	(2,255)
Income taxes payable	$58,674	$73,622
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on the Company's anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery.  In management's opinion, it is more likely than not that the Company will realize the benefit of its deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2012.  The Company is not currently under examination by the Internal Revenue Service.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded.  A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:
	2015	2014
Beginning of year	$22	$—
Additions based on tax positions related to the current year	94	22
Additions for tax positions of prior years	419	—
End of year	$535	$22
The Company's policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized no tax penalty and interest expense in 2015 and $0.1 million of tax penalty and interest expense in  2014.  The Company did not recognize any expense related to interest and penalties during 2013.
The Company had no material tax uncertainties requiring recognition in its consolidated financial statements as of December 31, 2015.  The Company is no longer subject to income tax examinations by tax authorities for years prior to 2012.
The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.
	2015	2014	2013
Income tax expense	$12,970	$12,994	$14,392
Stockholders' equity:
Related to:
Change in net unrealized gains on securities available for sale	(27,600)	17,568	(50,790)
Effect on DAC, VOBA, and DRL	4,013	(530)	16,577
Change in future policy benefits	2,646	(3,730)	4,534
Change in policyholder account balances	149	(130)	220
Change in benefit plan obligations	196	(8,400)	7,961
Total income tax expense (benefit) included in financial statements	$(7,626)	$17,772	$(7,106)
13. Pensions and Other Postemployment Benefits (OPEB)
The Company has pension and other postemployment benefit plans covering substantially all its employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants' accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2016 through 2020 are $11.0 million, $9.3 million, $10.6 million, $9.9 million, and $9.7 million, respectively.  The aggregate benefits expected to be paid in the five years from 2021 through 2025 are $46.9 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2015 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2016 contribution for the plan has not been determined.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2015	2014	Target Allocation

Equity securities	38%	40%	33% - 43%
Asset allocation and alternative assets	29%	29%	23% - 33%
Debt securities	31%	30%	26% - 42%
Cash and cash equivalents	2%	1%	0% - 2%
Certain of the Company's pension plan assets consist of investments in pooled separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The Plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a forty-five day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The Plan does not expect to return any plan assets to the Company during 2016.
The current assumption for the expected long-term rate of return on plan assets is 7.50%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.
The assumed discount rates used to determine the benefit obligation for pension benefits and postemployment benefits are 3.84% and 4.26%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2015.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
The Company adopted the updated mortality tables issued by the Society of Actuaries (SOA) during 2015.  The new tables, as issued by the SOA, were updated because of additional Social Security mortality information and reflect shorter life expectancy, which may result in a lower benefit obligation for certain pension plans.  The result of the adoption of this updated table was a decrease of $3.2 million in the Plan's benefit obligation.
The postemployment medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2016 through 2020 are $1.0 million, $1.1 million, $1.1 million, $1.2 million, and $1.2 million, respectively.  The aggregate benefits expected to be paid in the five years from 2021 through 2025 are $7.8 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2015.  Contributions to the plan in 2015 were $0.8 million.  The 2016 contribution for the plan is estimated to be $1.0 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company's disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans in 2015 were $0.1 million (2014 - $0.1 million; 2013 - $0.1 million).  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans in 2015 were $0.3 million (2014 - $0.3 million; 2013- $0.3 million).
Savings plans for eligible employees and agents match employee and agent contributions up to 8% of salary and 2.5% of agents' prior year paid commissions, respectively.  Contributions to the plans in 2015 were $2.1 million (2014 - $2.1 million; 2013 - $2.1 million).  The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  In 2014, the Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million.  The Company did not make a profit sharing contribution in 2015.
During 2015, the Company announced the termination of its employee stock ownership plan, which was a non-contributory trusteed employee stock ownership plan that covered substantially all salaried employees.  No contributions have been made to this plan since 1992.  The final valuation date for the assets held by the plan was September 30, 2015, and distribution of the plan's assets occurred in the fourth quarter of 2015.
The Company recognizes the funded status of its defined pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.
The following tables provide information regarding pension benefits and other benefits for the years ended December 31.
	Pension Benefits		OPEB
	2015	2014	2015	2014
Change in projected benefit obligation:
Benefit obligation at beginning of year	$157,713	$146,000	$36,456	$31,179
Service cost	—	—	686	611
Interest cost	5,424	6,202	1,402	1,499
Plan participants' contributions	—	—	512	515
Actuarial (gain) loss	(8,860)	15,465	(3,168)	4,027
Benefits paid	(9,882)	(9,954)	(1,272)	(1,375)
Benefit obligation at end of year	$144,395	$157,713	$34,616	$36,456

Change in plan assets:
Fair value of plan assets at beginning of year	$137,987	$136,707	$—	$—
Return on plan assets	(3,275)	5,154	—	—
Plan participants' contributions	—	—	512	515
Company contributions	6,028	6,080	760	860
Benefits paid	(9,882)	(9,954)	(1,272)	(1,375)
Fair value of net plan assets at end of year	$130,858	$137,987	$—	$—

Unfunded status at end of year	$13,537	$19,726	$34,616	$36,456

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		OPEB
	2015	2014	2015	2014
Amounts recognized in accumulated other comprehensive income (loss):
Net loss	$80,090	$78,156	$4,274	$7,914
Prior service credit	—	—	(1,901)	(3,048)
Total accumulated other comprehensive income (loss)	$80,090	$78,156	$2,373	$4,866

	Pension Benefits		OPEB
	2015	2014	2015	2014
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$4,334	$20,633	$(3,168)	$4,027
Amortization of net loss	(2,400)	(1,718)	(471)	(87)
Amortization of prior service credit	—	—	1,146	1,146
Total (gain) loss recognized in other comprehensive income (loss)	$1,934	$18,915	$(2,493)	$5,086

	Pension Benefits		OPEB
	2015	2014	2015	2014
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$144,395	$157,713	$—	$—
Accumulated benefit obligation	144,395	157,713	—	—
Fair value of plan assets	130,858	137,987	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	3.84%	3.57%	4.26%	3.90%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.57%	4.42%	3.90%	4.88%
Expected return on plan assets	7.50%	7.70%	—	—

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the fair value of each major category of pension plan assets at December 31.
	Pension Plan
	2015	2014
Debt securities:
United States Government fixed maturity securities	$2,071	$2,179
Industrial and public utility fixed maturity securities	18,697	19,554
Investment funds:
Hedge funds	18,877	19,147
Stock and bond funds:
Domestic equity	23,362	30,621
International equity	20,787	19,060
Emerging markets	5,357	5,694
Global asset allocation	19,582	20,779
Fixed income	19,491	20,096
Other invested assets	32	50
Cash and cash equivalents	2,379	1,306
Receivables	245	229
Fair value of assets at end of year	$130,880	$138,715
Liabilities
Accrued liabilities	$22	$728
Total liabilities	22	728
Fair value of net plan assets at end of year	$130,858	$137,987

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide the fair value hierarchy, as described in Note 4, for pension plan assets at December 31.
	2015
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,071	$—	$2,071
Industrial and public utility fixed maturity securities	—	18,697	—	18,697
Investment funds:
Hedge funds	—	18,877	—	18,877
Stock and bond funds	—	88,579	—	88,579
Other invested assets	—	—	32	32
Cash and cash equivalents	2,379	—	—	2,379
Receivables	245	—	—	245
Total	$2,624	$128,224	$32	$130,880

	2014
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,179	$—	$2,179
Industrial and public utility fixed maturity securities	—	19,554	—	19,554
Investment funds:
Hedge funds	—	19,147	—	19,147
Stock and bond funds	—	96,250	—	96,250
Other invested assets	—	—	50	50
Cash and cash equivalents	1,306	—	—	1,306
Receivables	229	—	—	229
Total	$1,535	$137,130	$50	$138,715
The following table discloses the changes in Level 3 plan assets measured at fair value on a recurring basis for the years ended December 31.
	Pension Plan
	2015	2014
Beginning balance	$50	$53
Gains (losses) realized and unrealized	(18)	16
Sales	—	(19)
Ending balance	$32	$50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.
	Pension Benefits			OPEB
	2015	2014	2013	2015	2014	2013
Service cost	$—	$—	$—	$686	$611	$786
Interest cost	5,424	6,202	5,338	1,402	1,499	1,368
Expected return on plan assets	(9,919)	(10,322)	(9,227)	—	—	—
Amortization of:
Unrecognized actuarial net loss	2,400	1,718	2,393	471	87	103
Unrecognized prior service cost (credit)	—	—	—	(1,146)	(1,146)	(752)
Curtailment	—	—	—	—	—	(116)
Net periodic benefit cost (credit)	(2,095)	(2,402)	(1,496)	1,413	1,051	1,389
Total recognized in other comprehensive income (loss)	1,934	18,915	(17,231)	(2,493)	5,086	(5,515)
Total recognized in net periodic benefit cost and other comprehensive income (loss)	$(161)	$16,513	$(18,727)	$(1,080)	$6,137	$(4,126)
The following table provides the estimated net loss and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2015.
	Pension Benefits	OPEB
Actuarial net loss	$2,649	$96
Prior service credit	—	(977)
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$400	$(313)
Postemployment benefit obligation	5,985	(4,783)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 7.8%, decreasing gradually to 5.0% in 2027 and thereafter.
Included in the Company's OPEB is a medical insurance plan for retired agents.  During the second quarter of 2013, the Company notified the participants that this benefit was being terminated effective December 31, 2013.  This benefit termination required a re-valuation of the plan, which was performed effective June 10, 2013 and resulted in a plan curtailment.  The curtailment resulted in the immediate recognition of reduced operating expenses of $0.1 million and a reduced liability of $4.4 million.
14. Share-Based Payment
The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2015.
Defined Measurement Period	Number of Units	Grant Price
2013-2015	212,734	$37.86
2014-2016	162,063	$48.06
2015-2017	186,962	$47.87
2016-2018*	203,355	$43.49
*  Effective January 1, 2016
The plan made a payment of $3.8 million during 2015 for the three-year interval ended December 31, 2014 and a payment of $3.8 million during 2014 for the three-year interval ended December 31, 2013.  The plan made a payment of $2.4 million during 2013 for the three-year interval ended December 31, 2012.  The change in accrual for share-based compensation that reduced operating expense during 2015 was $0.1 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2014 and 2013 was $1.4 million, and $3.5 million, net of tax, respectively.
15. Reinsurance
The table below provides information about reinsurance for the years ended December 31.
	2015	2014	2013
Life insurance in force (in millions) :
Direct	$28,104	$27,978	$27,753
Ceded	(13,296)	(13,546)	(13,689)
Assumed	3,666	4,006	4,271
Net	$18,474	$18,438	$18,335

Premiums:
Life insurance:
Direct	$159,692	$162,110	$186,358
Ceded	(46,262)	(45,703)	(45,061)
Assumed	2,415	2,479	2,562
Net	$115,845	$118,886	$143,859

Accident and health:
Direct	$54,465	$57,603	$55,068
Ceded	(10,135)	(10,941)	(12,397)
Net	$44,330	$46,662	$42,671
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $20.8 million at December 31, 2015 (2014 - $23.3 million).  The reserve for future policy benefits ceded under this agreement at December 31, 2015 was $12.2 million (2014 - $13.5 million).
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  At December 31, 2015, the insurance in force ceded approximated $0.9 billion (2014 - $1.0 billion) and premiums totaled $7.0 million (2014 - $7.3 million; 2013 - $7.4 million).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Reinsurance recoverables were $198.8 million at year-end 2015, consisting of reserves ceded of $178.7 million and claims ceded of $20.1 million.  Reinsurance recoverables were $194.4 million at year end 2014, consisting of reserves ceded of $181.5 million and claims ceded of $12.9 million.
The maximum retention on any one life during 2015 and 2014 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects the Company's reinsurance partners whose reinsurance recoverable was 5% or greater of the Company's total reinsurance recoverable at December 31, 2015, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$53,942	27%
Security Life of Denver	A	25,782	13%
RGA Reinsurance Company	A+	20,975	11%
Union Security Insurance Company	A-	13,314	7%
Employers Reassurance Corporation	A-	12,542	6%
SCOR Global Life Americas Reinsurance Company	A	10,825	5%
Lewer Life Insurance Company	B	10,725	5%
Lincoln National Life Insurance Company	A+	9,340	5%
Other (22 Companies)		41,389	21%
Total		$198,834	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. The solvency of reinsurers is reviewed annually.
The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer, significant changes or events of the reinsurer, and any other factors that the Company believes relevant.  If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established.  At year-end 2015 and 2014, no reinsurer met these conditions.  In addition, the Company will review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
Kansas City Life acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  At December 31, 2015, the block had $0.9 billion of life insurance in force (2014 - $1.0 billion).  The block generated life insurance premiums of $2.3 million in 2015 (2014 - $2.4 million; 2013 - $2.4 million).
The Company acquired a block of variable universal life insurance policies and variable annuity contracts from American Family in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  At December 31, 2015, the block consisted of $292.4 million (2014 - $318.0 million) of separate account balances, which are included in the financial statements of American Family.  At December 31, 2015, the block consisted of $0.6 million (2014 - $0.6 million) of future policy benefits and $26.5 million (2014 - $27.2 million) in fixed fund balances that are included in policyholder account balances in the Company's Consolidated Balance Sheets.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

16. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances (including DRL).  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).
	Year Ended December 31, 2015
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$(78,242)	$(27,386)	$(50,856)
Equity securities	(46)	(16)	(30)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	3,048	1,067	1,981
Other-than-temporary impairment losses recognized in earnings	(2,189)	(766)	(1,423)
Other-than-temporary impairment gains recognized in other comprehensive income (loss)	(292)	(103)	(189)
Net unrealized losses excluding impairment losses	(78,855)	(27,600)	(51,255)
Change in benefit plan obligations	560	196	364
Effect on DAC, VOBA, and DRL	11,465	4,013	7,452
Future policy benefits	7,559	2,646	4,913
Policyholder account balances	425	149	276
Other comprehensive loss	$(58,846)	$(20,596)	$(38,250)
Net income			29,226
Comprehensive loss			$(9,024)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Year Ended December 31, 2014
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$50,805	$17,781	$33,024
Equity securities	1,880	658	1,222
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,025	1,409	2,616
Other-than-temporary impairment losses recognized in earnings	(2,176)	(762)	(1,414)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	643	225	418
Net unrealized gains excluding impairment losses	50,193	17,567	32,626
Change in benefit plan obligations	(24,001)	(8,400)	(15,601)
Effect on DAC, VOBA, and DRL	(1,516)	(531)	(985)
Future policy benefits	(10,659)	(3,731)	(6,928)
Policyholder account balances	(372)	(130)	(242)
Other comprehensive income	$13,645	$4,775	$8,870
Net income			29,990
Comprehensive income			$38,860

	Year Ended December 31, 2013
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$(139,206)	$(48,721)	$(90,485)
Equity securities	(1,816)	(636)	(1,180)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,225	1,829	3,396
Other-than-temporary impairment losses recognized in earnings	(1,032)	(361)	(671)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	(101)	(35)	(66)
Net unrealized losses excluding impairment losses	(145,114)	(50,790)	(94,324)
Change in benefit plan obligations	22,745	7,960	14,785
Effect on DAC, VOBA, and DRL[1]	47,363	16,577	30,786
Future policy benefits	12,956	4,535	8,421
Policyholder account balances	628	220	408
Other comprehensive loss	$(61,422)	$(21,498)	$(39,924)
Net income			30,063
Comprehensive loss			$(9,861)
1  The pre-tax amount includes $16.0 million for a one-time refinement in estimate and $5.6 million for the effect on the deferred revenue liability.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2015, net of tax.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	110,362	3,141	(53,964)	(18,521)	(17,406)	(572)	23,040
Other comprehensive income (loss) before reclassification	(53,180)	1,556	364	7,477	4,913	276	(38,594)
Amounts reclassified from accumulated other comprehensive income (loss)	1,981	(1,612)	—	(25)	—	—	344
Net current-period other comprehensive income (loss)	(51,199)	(56)	364	7,452	4,913	276	(38,250)
End of year	$59,163	$3,085	$(53,600)	$(11,069)	$(12,493)	$(296)	$(15,210)
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2014, net of tax.
	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Future Policy Benefits	Policyholder Account Balances	Total

Beginning of year	78,496	2,381	(38,363)	(17,536)	(10,478)	(330)	14,170
Other comprehensive income (loss) before reclassification	29,250	1,756	(15,601)	(889)	(6,928)	(242)	7,346
Amounts reclassified from accumulated other comprehensive income (loss)	2,616	(996)	—	(96)	—	—	1,524
Net current-period other comprehensive income (loss)	31,866	760	(15,601)	(985)	(6,928)	(242)	8,870
End of year	$110,362	$3,141	$(53,964)	$(18,521)	$(17,406)	$(572)	$23,040

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the pre-tax and the related income tax expense (benefit) components of the amounts reclassified from the Company's accumulated other comprehensive income (loss) to the Company's Consolidated Statements of Comprehensive Income for the years ended December 31.
	2015	2014
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Having impairments recognized in the Consolidated Statements of Comprehensive Income [1]	$3,048	$4,025
Income tax expense [2]	(1,067)	(1,409)
Net of taxes	1,981	2,616
Having no impairments recognized in the Consolidated Statements of Comprehensive Income [1]	(2,481)	(1,533)
Income tax benefit [2]	869	537
Net of taxes	(1,612)	(996)
Reclassification adjustment related to DAC, VOBA, and DRL [1]	(38)	(147)
Income tax benefit [2]	13	51
Net of taxes	(25)	(96)
Total pre-tax reclassifications	529	2,345
Total income tax expense	(185)	(821)
Total reclassification, net taxes	$344	$1,524
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.
17. Earnings Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding during 2015 was 10,614,068 shares (2014 - 10,927,705 shares; 2013 - 11,005,799 shares).  The number of shares outstanding at year-end 2015 was 9,683,414 (2014 - 10,825,205).
18. Segment Information
The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, and group disability products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as "customer revenues" for segment reporting purposes.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, and Old American for segment reporting purposes.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following schedules provide selected financial statement items of each of the operating segments of the Company for the three years ended December 31.
	2015
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$137,001	$55,576	$79,628	$272,205
Interest credited to policyholder account balances	74,326	—	—	74,326
Amortization of deferred acquisition costs	13,411	—	14,937	28,348
Income tax expense	11,111	166	1,693	12,970
Segment net income	25,969	308	2,949	29,226
Segment assets	4,035,016	9,299	377,558	4,421,873
Interest expense	—	—	—	—

	2014
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$150,523	$57,852	$75,822	$284,197
Interest credited to policyholder account balances	76,463	—	—	76,463
Amortization of deferred acquisition costs	23,668	—	17,220	40,888
Income tax expense	11,632	282	1,080	12,994
Segment net income	27,649	523	1,818	29,990
Segment assets	4,184,516	9,688	377,663	4,571,867
Interest expense	—	—	—	—

	2013
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues (customer revenues)	$173,428	$53,021	$73,535	$299,984
Interest credited to policyholder account balances	79,294	—	—	79,294
Amortization of deferred acquisition costs	20,440	—	16,788	37,228
Income tax expense	11,974	284	2,134	14,392
Segment net income	25,737	526	3,800	30,063
Segment assets	4,129,852	8,731	371,177	4,509,760

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Individual Insurance includes an adjustment to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents.  Insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment were eliminated to arrive at Consolidated Statements of Comprehensive Income.  The adjustments were $414, $406, and $395 for the years ended December 31, 2015, 2014, and 2013, respectively.
The following table provides information about the Company's customer revenues, net of reinsurance, for the years ended December 31.
	2015	2014	2013
Customer revenues by line of business:
Traditional individual insurance products, net	$104,599	$107,696	$133,509
Interest sensitive products	83,013	88,181	86,618
Variable universal life insurance and annuities	29,017	30,468	26,836
Group life and accident and health products, net	55,576	57,852	53,021
Insurance revenues	$272,205	$284,197	$299,984
19. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the table below.
	First	Second	Third	Fourth
2015:
Total revenues	$110,805	$108,873	$112,261	$108,912
Total benefits and expenses	101,283	93,317	104,101	99,954
Net income	6,778	10,899	5,435	6,114
Per common share,
basic and diluted	0.63	1.01	0.52	0.59

2014:
Total revenues	$115,112	$116,539	$115,663	$117,705
Total benefits and expenses	107,148	104,055	104,059	106,773
Net income	5,672	8,625	7,960	7,733
Per common share,
basic and diluted	0.52	0.78	0.73	0.71
20. Statutory Information and Stockholder Dividends Restriction
The table below provides Kansas City Life's net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2015	2014	2013

Net gain from operations	$27,390	$27,167	$535
Net income	29,149	26,697	335
Capital and surplus	297,612	338,422	330,599
The decrease in capital and surplus in 2015 was largely attributable to $58.4 million in stock purchases, including $47.6 million  from the reverse/forward stock split transaction that occurred during the fourth quarter of 2015.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2015 in the above table includes capital and surplus of $22.1 million and $29.4 million for each of those entities, respectively.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  Kansas City Life, as the parent company, believes it has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, the Company believes that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.
The maximum stockholder dividends payable by Kansas City Life without prior approval in 2016 is $29.8 million, 10% of December 31, 2015 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2016 is $2.3 million, which is 10% of December 31, 2015 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2016 is $3.3 million, the statutory net gain from operations for the preceding year.  Each of the individual insurance enterprises believes that the statutory limitations impose no practical restrictions on any of its dividend payment plans.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the three insurance companies was within the range of approximately 600% to 800%, well in excess of the control level at December 31, 2015.
The Company is required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $12.1 million at December 31, 2015 (2014 - $12.2 million; 2013 - $12.5 million).
21. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2015, the Company had purchase commitments to fund mortgage loans of $9.8 million.
Subsequent to December 31, 2015 the Company entered into commitments to fund additional mortgage loans of $20.0 million.
Contingent Liabilities
The Company and its subsidiaries are defendants in, or subject to, other claims or legal actions related to insurance and investment products.  Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.
The Company and its subsidiaries are involved in litigation from time to time both as a defendant and as a plaintiff, in the ordinary course of business.  Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these legal actions and other claims would not have a material effect on the Company's business, results of operations, or financial position.
In accordance with applicable accounting guidelines, the Company establishes an accrued liability for litigation and regulatory matters, when those matters present loss contingencies that are both probable and estimable.  As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure.  If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, the Company establishes an accrued liability.  This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.
Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is a party or otherwise involved will have a material adverse effect on its financial position, the results of its operations, or its cash flows.
The Company and its subsidiaries are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

investigations into industry practices and into customer complaints.  The Company is currently subject to a regular financial examination by the Missouri Department of Insurance.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against the Company, its subsidiaries, or its employees, any of which could have a material adverse effect on the Company's financial condition or results of operations.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File ("Death Master File") in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on its analysis to date, the Company believes that it has adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on the Company's financial condition or results of operations.
Guarantees and Indemnifications
The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on the financial position or results of operations.
22. Subsequent Events
The Company has performed an evaluation of events that have occurred subsequent to December 31, 2015 through March 10, 2016, the date the consolidated financial statements were issued.
On January 25, 2016, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 10, 2016 to stockholders of record on February 4, 2016.
There have been no other subsequent events that have occurred during such period that would require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2015.

Independent Auditors' Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company:
We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2015, and the related notes to the consolidated financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2015 in accordance with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Kansas City, Missouri
March 10, 2016

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2015 and 2014

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2015

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II - P	478,294	$5.11	103,562	$19.443	7,722	$14.128	31,012	$10.364	$2,444	$3,257
High Income Bond Fund II - P	208,586	6.36	37,788	28.007	3,509	24.385	7,509	24.331	1,327	1,410
Prime Money Fund II	1,372,503	1.00	82,752	13.184	456	13.058	24,457	11.265	1,372	1,373

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	198,186	26.68	132,669	34.382	14,535	25.401	18,273	19.533	5,288	4,043
Growth Series - Initial Class Shares	231,460	40.17	213,477	39.235	16,611	30.062	21,263	19.879	9,298	5,988
Total Return Series - Initial Class Shares	136,364	22.60	64,867	33.843	9,548	27.657	31,520	19.748	3,082	2,750
Total Return Bond Series - Initial Class Shares	132,632	13.00	53,086	23.829	4,971	23.722	17,364	19.655	1,724	1,704
Utilities Series - Initial Class Shares	303,867	25.56	106,055	57.915	11,167	45.857	41,752	26.648	7,767	8,079

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	111,222	9.25	40,359	20.854	1,270	20.620	7,971	20.197	1,029	1,144

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	199,521	15.02	76,792	32.598	1,814	33.017	17,483	24.803	2,997	2,698
VP International Fund - Class I	403,619	10.02	130,979	25.750	6,906	20.361	33,689	15.761	4,044	3,543
VP Value Fund - Class I	552,485	8.85	177,489	17.154	19,912	17.957	61,105	24.340	4,889	3,812
VP Income & Growth Fund - Class I	149,244	8.57	74,945	12.237	13,321	12.820	10,321	18.519	1,279	1,124
VP Ultra® Fund - Class I	80,643	15.47	28,047	23.075	3,031	23.891	21,752	24.272	1,247	930
VP Mid Cap Value Fund - Class I	11,718	18.39	6,760	20.197	1,675	20.741	2,106	20.994	215	192

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	60,723	9.94	30,270	13.673	4,005	14.157	9,254	14.382	603	659

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	85,857	45.23	129,365	25.850	3,229	25.682	25,065	18.206	3,883	3,300
Opportunistic Small Cap Portfolio - Initial Shares	112,480	46.02	176,271	22.708	16,854	20.847	50,589	16.253	5,176	3,813

Dreyfus Stock Index Fund, Inc. - Initial Shares	391,583	43.42	498,394	27.659	50,485	26.774	96,626	19.308	17,003	12,906

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	20,397	38.56	13,315	46.678	2,237	48.864	3,612	15.432	787	682

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	43,869	25.50	25,008	28.608	8,780	29.948	7,379	19.013	1,119	770
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	163,515	20.56	65,156	32.596	4,757	34.123	45,936	23.418	3,362	2,890
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	176,897	10.19	37,404	32.555	1,542	33.706	15,563	34.243	1,803	1,453

See accompanying Notes to Financial Statements
1

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2015

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	162,176	15.52	65,860	23.539	4,832	24.554	37,358	22.700	2,517	2,382
Franklin Small-Mid Cap Growth VIP Fund - Class 2	42,309	17.69	42,987	12.804	1,345	13.356	9,487	18.983	748	881
Templeton Developing Markets VIP Fund - Class 2	250,160	6.32	51,328	17.859	4,263	18.629	25,578	22.868	1,581	2,265
Templeton Foreign VIP Fund - Class 2	194,484	13.20	54,584	29.458	4,176	30.838	53,043	15.656	2,567	2,834

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	246,810	14.07	81,688	25.931	10,749	27.144	48,718	21.811	3,473	3,436

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	8,725	57.30	45,114	7.488	10,052	7.811	6,178	13.532	500	333
V.I. Technology Fund - Series I Shares	21,903	18.83	65,709	4.726	1,322	4.930	7,092	13.449	412	371
V.I. Core Equity Fund - Series I Shares	39,043	33.84	70,921	11.394	3,699	11.885	31,291	14.995	1,321	1,191

Columbia Funds Variable Series Trust II
Mid Cap Growth Fund (Class 2)	74,834	20.23	90,937	12.000	2,175	12.517	23,369	16.922	1,514	1,287
Seligman Global Technology Fund (Class 2)	61,110	26.98	73,837	17.685	1,094	18.447	12,280	26.286	1,649	1,238
Select Smaller-Cap Value Fund (Class 2)	107,604	18.74	41,329	28.970	2,676	29.995	24,249	30.473	2,016	1,509

Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio - Service Class 2	25,538	33.26	44,039	15.532	1,629	15.907	8,676	16.080	849	717

Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	5,214	10.74	911	12.207	3,590	12.502	-	-	56	55
VIP Freedom 2010 Portfolio - Service Class 2	10,734	12.08	9,735	13.046	199	13.361	-	-	130	124
VIP Freedom 2015 Portfolio - Service Class 2	2,589	12.19	2,223	12.998	200	13.312	-	-	32	29
VIP Freedom 2020 Portfolio - Service Class 2	11,313	12.38	10,113	12.775	-	-	822	13.226	140	129
VIP Freedom 2025 Portfolio - Service Class 2	9,868	12.74	2,483	13.264	6,244	13.584	580	13.732	126	98
VIP Freedom 2030 Portfolio - Service Class 2	12,723	12.62	11,555	12.838	-	-	920	13.291	160	138
VIP Freedom 2035 Portfolio - Service Class 2	715	18.96	913	14.858	-	-	-	-	14	12
VIP Freedom 2040 Portfolio - Service Class 2	549	18.12	667	14.929	-	-	-	-	10	9
VIP Freedom 2045 Portfolio - Service Class 2	2,214	17.95	2,647	15.013	-	-	-	-	40	40
VIP Freedom 2050 Portfolio - Service Class 2	2,480	16.35	2,696	15.040	-	-	-	-	41	39

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1,541	10.68	1,557	10.574	-	-	-	-	16	18
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	17,940	10.79	16,554	10.762	-	-	1,411	10.921	194	197
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	40,980	10.47	40,078	10.583	-	-	460	10.739	429	462
Total Net Assets									$102,273	$88,314

See accompanying Notes to Financial Statements
2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
DECEMBER 31, 2015
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II - P	High Income Bond Fund II - P	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$44	105	-	42	15	87	66	403	61
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	22	14	15	48	83	27	15	78	9
Net Investment Income (Loss)	22	91	(15)	(6)	(68)	60	51	325	52
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(116)	(21)	-	353	687	125	29	257	(17)
Capital Gains Distributions	4	-	-	430	523	125	-	665	-
Unrealized Appreciation (Depreciation)	(98)	(113)	-	(770)	(523)	(345)	(99)	(2,739)	(65)
Net Gain (Loss) on Investments	(210)	(134)	-	13	687	(95)	(70)	(1,817)	(82)

Change in Net Assets from Operations	$(188)	(43)	(15)	7	619	(35)	(19)	(1,492)	(30)

See accompanying Notes to Financial Statements
3

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2015
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	16	109	29	6	4	12	73	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	36	39	12	9	2	5	36	47
Net Investment Income (Loss)	(27)	(20)	70	17	(3)	2	7	37	(47)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	83	142	235	75	61	13	(8)	172	344
Capital Gains Distributions	210	-	-	123	122	11	-	206	87
Unrealized Appreciation (Depreciation)	(228)	(120)	(545)	(307)	(111)	(30)	(19)	(552)	(532)
Net Gain (Loss) on Investments	65	22	(310)	(109)	72	(6)	(27)	(174)	(101)

Change in Net Assets from Operations	$38	2	(240)	(92)	69	(4)	(20)	(137)	(148)

See accompanying Notes to Financial Statements
4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2015
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$323	9	13	5	19	84	-	37	89
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	149	7	9	27	15	20	7	14	21
Net Investment Income (Loss)	174	2	4	(22)	4	64	(7)	23	68
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	895	30	62	140	124	39	-	(94)	5
Capital Gains Distributions	495	113	53	356	143	-	193	236	91
Unrealized Appreciation (Depreciation)	(1,512)	(178)	(118)	(688)	(333)	(109)	(212)	(554)	(361)
Net Gain (Loss) on Investments	(122)	(35)	(3)	(192)	(66)	(70)	(19)	(412)	(265)

Change in Net Assets from Operations	$52	(33)	1	(214)	(62)	(6)	(26)	(389)	(197)

See accompanying Notes to Financial Statements
5

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2015
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$97	-	-	16	-	-	-	7	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	4	3	11	12	14	16	7	-
Net Investment Income (Loss)	70	(4)	(3)	5	(12)	(14)	(16)	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	30	40	12	64	49	106	119	30	1
Capital Gains Distributions	138	3	43	148	-	260	-	75	-
Unrealized Appreciation (Depreciation)	(226)	(19)	(27)	(310)	34	(210)	(187)	(111)	(2)
Net Gain (Loss) on Investments	(58)	24	28	(98)	83	156	(68)	(6)	(1)

Change in Net Assets from Operations	$12	20	25	(93)	71	142	(84)	(6)	-

See accompanying Notes to Financial Statements
6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2015
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2

Investment Income:
Income:
Dividend Distributions	$2	1	2	2	2	-	-	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	-	1	1	1	-	-	-	-
Net Investment Income (Loss)	1	1	1	1	1	-	-	1	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	1	1	1	4	2	-	-	-	1
Capital Gains Distributions	-	-	1	1	1	-	-	-	-
Unrealized Appreciation (Depreciation)	(4)	(2)	(5)	(8)	(6)	(1)	(1)	(1)	(2)
Net Gain (Loss) on Investments	(3)	(1)	(3)	(3)	(3)	(1)	(1)	(1)	(1)

Change in Net Assets from Operations	$(2)	-	(2)	(2)	(2)	(1)	(1)	-	-

See accompanying Notes to Financial Statements
7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
DECEMBER 31, 2015
(in thousands)

	Northern Lights Variable Trust
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$-	7	6	$1,796
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	4	4	899
Net Investment Income (Loss)	-	3	2	897
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	16	1	4,093
Capital Gains Distributions	-	11	2	4,869
Unrealized Appreciation (Depreciation)	(2)	(57)	(55)	(12,463)
Net Gain (Loss) on Investments	(2)	(30)	(52)	(3,501)

Change in Net Assets from Operations	$(2)	(27)	(50)	$(2,604)

See accompanying Notes to Financial Statements
8

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2015
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II - P	High Income Bond Fund II - P	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$22	91	(15)	(6)	(68)	60	51	325	52
Net Realized Gain (Loss) and Capital Gains Distributions	(112)	(21)	-	783	1,210	250	29	922	(17)
Unrealized Appreciation (Depreciation)	(98)	(113)	-	(770)	(523)	(345)	(99)	(2,739)	(65)
Change in Net Assets from Operations	(188)	(43)	(15)	7	619	(35)	(19)	(1,492)	(30)

Deposits	252	123	208	356	551	258	221	657	138

Payments and Withdrawals:
Death Benefits	-	-	731	4	5	-	-	4	-
Withdrawals	125	441	659	480	712	300	276	980	41
Administrative Fees	175	97	177	322	546	230	154	597	89
Net Transfers to (from) Fixed Account	23	141	(1,027)	158	296	139	109	199	23
Payments and Withdrawals	323	679	540	964	1,559	669	539	1,780	153

Net Assets:
Net Increase (Decrease)	(259)	(599)	(347)	(601)	(389)	(446)	(337)	(2,615)	(45)
Beginning of Year	2,703	1,926	1,719	5,889	9,687	3,528	2,061	10,382	1,074

End of Year	$2,444	1,327	1,372	5,288	9,298	3,082	1,724	7,767	1,029

See accompanying Notes to Financial Statements
9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2015
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(27)	(20)	70	17	(3)	2	7	37	(47)
Net Realized Gain (Loss) and Capital Gains Distributions	293	142	235	198	183	24	(8)	378	431
Unrealized Appreciation (Depreciation)	(228)	(120)	(545)	(307)	(111)	(30)	(19)	(552)	(532)
Change in Net Assets from Operations	38	2	(240)	(92)	69	(4)	(20)	(137)	(148)

Deposits	214	438	486	113	150	24	99	297	396

Payments and Withdrawals:
Death Benefits	-	2	-	-	-	-	-	-	-
Withdrawals	192	286	318	162	55	44	29	482	432
Administrative Fees	186	279	304	93	82	18	48	265	337
Net Transfers to (from) Fixed Account	46	27	55	52	68	5	(17)	38	200
Payments and Withdrawals	424	594	677	307	205	67	60	785	969

Net Assets:
Net Increase (Decrease)	(172)	(154)	(431)	(286)	14	(47)	19	(625)	(721)
Beginning of Year	3,169	4,198	5,320	1,565	1,233	262	584	4,508	5,897

End of Year	$2,997	4,044	4,889	1,279	1,247	215	603	3,883	5,176

See accompanying Notes to Financial Statements
10

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2015
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$174	2	4	(22)	4	64	(7)	23	68
Net Realized Gain (Loss) and Capital Gains Distributions	1,390	143	115	496	267	39	193	142	96
Unrealized Appreciation (Depreciation)	(1,512)	(178)	(118)	(688)	(333)	(109)	(212)	(554)	(361)
Change in Net Assets from Operations	52	(33)	1	(214)	(62)	(6)	(26)	(389)	(197)

Deposits	1,278	76	61	362	187	287	65	238	324

Payments and Withdrawals:
Death Benefits	6	-	-	-	-	-	-	-	-
Withdrawals	1,259	39	68	168	130	172	41	171	206
Administrative Fees	1,098	75	72	221	116	172	46	119	168
Net Transfers to (from) Fixed Account	466	29	(16)	67	102	47	14	(124)	(39)
Payments and Withdrawals	2,829	143	124	456	348	391	101	166	335

Net Assets:
Net Increase (Decrease)	(1,499)	(100)	(62)	(308)	(223)	(110)	(62)	(317)	(208)
Beginning of Year	18,502	887	1,181	3,670	2,026	2,627	810	1,898	2,775

End of Year	$17,003	787	1,119	3,362	1,803	2,517	748	1,581	2,567

See accompanying Notes to Financial Statements
11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2015
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products Contrafund® Portfolio	Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP Contrafund® Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$70	(4)	(3)	5	(12)	(14)	(16)	-	1
Net Realized Gain (Loss) and Capital Gains Distributions	168	43	55	212	49	366	119	105	1
Unrealized Appreciation (Depreciation)	(226)	(19)	(27)	(310)	34	(210)	(187)	(111)	(2)
Change in Net Assets from Operations	12	20	25	(93)	71	142	(84)	(6)	-

Deposits	255	39	29	167	146	103	227	111	12

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	173	70	31	108	106	88	123	43	-
Administrative Fees	207	29	23	89	91	82	117	56	14
Net Transfers to (from) Fixed Account	69	11	11	7	54	69	39	(4)	(1)
Payments and Withdrawals	449	110	65	204	251	239	279	95	13

Net Assets:
Net Increase (Decrease)	(182)	(51)	(11)	(130)	(34)	6	(136)	10	(1)
Beginning of Year	3,655	551	423	1,451	1,548	1,643	2,152	839	57

End of Year	$3,473	500	412	1,321	1,514	1,649	2,016	849	56

See accompanying Notes to Financial Statements
12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2015
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	1	1	1	1	-	-	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	1	1	2	5	3	-	-	-	1
Unrealized Appreciation (Depreciation)	(4)	(2)	(5)	(8)	(6)	(1)	(1)	(1)	(2)
Change in Net Assets from Operations	(2)	-	(2)	(2)	(2)	(1)	(1)	-	-

Deposits	16	12	11	4	17	2	3	13	16

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	3	1	-	1	1	-	-	-	8
Administrative Fees	18	19	10	5	7	1	1	3	5
Net Transfers to (from) Fixed Account	1	-	1	20	1	(1)	6	-	-
Payments and Withdrawals	22	20	11	26	9	-	7	3	13

Net Assets:
Net Increase (Decrease)	(8)	(8)	(2)	(24)	6	1	(5)	10	3
Beginning of Year	138	40	142	150	154	13	15	30	38

End of Year	$130	32	140	126	160	14	10	40	41

See accompanying Notes to Financial Statements
13

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2015
(in thousands)

	Northern Lights Variable Trust
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	3	2	$897
Net Realized Gain (Loss) and Capital Gains Distributions	-	27	3	8,962
Unrealized Appreciation (Depreciation)	(2)	(57)	(55)	(12,463)
Change in Net Assets from Operations	(2)	(27)	(50)	(2,604)

Deposits	4	36	121	9,203

Payments and Withdrawals:
Death Benefits	-	-	-	752
Withdrawals	17	251	33	9,325
Administrative Fees	2	28	46	6,939
Net Transfers to (from) Fixed Account	-	109	82	1,555
Payments and Withdrawals	19	388	161	18,571

Net Assets:
Net Increase (Decrease)	(17)	(379)	(90)	(11,972)
Beginning of Year	33	573	519	114,245

End of Year	$16	194	429	$102,273

See accompanying Notes to Financial Statements
14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Tail Risk Fund II - P	High Income Bond Fund II - P	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$26	104	(15)	(2)	(73)	37	44	134	26
Net Realized Gain (Loss) and Capital Gains Distributions	429	14	-	814	1,352	240	28	946	(7)
Unrealized Appreciation (Depreciation)	(505)	(80)	-	(294)	(542)	(14)	25	80	6
Change in Net Assets from Operations	(50)	38	(15)	518	737	263	97	1,160	25

Deposits	271	165	339	378	606	288	252	690	170

Payments and Withdrawals:
Death Benefits	-	4	367	10	-	8	7	19	-
Withdrawals	242	95	227	384	660	279	107	638	51
Administrative Fees	193	113	169	325	550	236	164	647	101
Net Transfers to (from) Fixed Account	117	57	(223)	191	224	117	(44)	263	18
Payments and Withdrawals	552	269	540	910	1,434	640	234	1,567	170

Net Assets:
Net Increase (Decrease)	(331)	(66)	(216)	(14)	(91)	(89)	115	283	25
Beginning of Year	3,034	1,992	1,935	5,903	9,778	3,617	1,946	10,099	1,049

End of Year	$2,703	1,926	1,719	5,889	9,687	3,528	2,061	10,382	1,074

See accompanying Notes to Financial Statements
15

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	Dreyfus Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(27)	36	40	18	(4)	1	4	46	(49)
Net Realized Gain (Loss) and Capital Gains Distributions	824	173	272	81	83	23	8	373	401
Unrealized Appreciation (Depreciation)	(571)	(491)	286	65	30	8	2	(95)	(316)
Change in Net Assets from Operations	226	(282)	598	164	109	32	14	324	36

Deposits	236	469	494	123	155	23	88	330	434

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	7
Withdrawals	296	320	308	93	60	10	27	484	566
Administrative Fees	189	292	313	96	80	16	46	282	360
Net Transfers to (from) Fixed Account	212	(55)	180	(47)	76	(18)	(13)	139	139
Payments and Withdrawals	697	557	801	142	216	8	60	905	1,072

Net Assets:
Net Increase (Decrease)	(235)	(370)	291	145	48	47	42	(251)	(602)
Beginning of Year	3,404	4,568	5,029	1,420	1,185	215	542	4,759	6,499

End of Year	$3,169	4,198	5,320	1,565	1,233	262	584	4,508	5,897

See accompanying Notes to Financial Statements
16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$164	1	1	(21)	-	(7)	(7)	17	32
Net Realized Gain (Loss) and Capital Gains Distributions	1,042	141	65	470	228	27	190	6	79
Unrealized Appreciation (Depreciation)	884	(40)	71	(149)	27	321	(133)	(202)	(470)
Change in Net Assets from Operations	2,090	102	137	300	255	341	50	(179)	(359)

Deposits	1,274	82	63	360	201	320	68	266	358

Payments and Withdrawals:
Death Benefits	8	-	-	-	10	-	-	-	-
Withdrawals	949	136	61	159	122	179	50	157	213
Administrative Fees	1,105	77	69	219	118	175	48	130	179
Net Transfers to (from) Fixed Account	329	9	(3)	70	14	90	49	(29)	(178)
Payments and Withdrawals	2,391	222	127	448	264	444	147	258	214

Net Assets:
Net Increase (Decrease)	973	(38)	73	212	192	217	(29)	(171)	(215)
Beginning of Year	17,529	925	1,108	3,458	1,834	2,410	839	2,069	2,990

End of Year	$18,502	887	1,181	3,670	2,026	2,627	810	1,898	2,775

See accompanying Notes to Financial Statements
17

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Insurance Trust I	Columbia Funds Variable Series Trust II		Fidelity® Variable Insurance Products Contrafund Portfolio	Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$7	(4)	(3)	2	(12)	(13)	(15)	(1)	1
Net Realized Gain (Loss) and Capital Gains Distributions	435	21	55	100	32	248	107	77	2
Unrealized Appreciation (Depreciation)	(231)	22	(11)	1	73	104	12	6	-
Change in Net Assets from Operations	211	39	41	103	93	339	104	82	3

Deposits	252	40	51	166	148	135	249	111	11

Payments and Withdrawals:
Death Benefits	-	-	-	-	8	-	9	-	-
Withdrawals	141	23	48	121	92	122	92	35	-
Administrative Fees	203	30	23	90	89	79	117	57	11
Net Transfers to (from) Fixed Account	189	4	6	59	131	94	45	45	2
Payments and Withdrawals	533	57	77	270	320	295	263	137	13

Net Assets:
Net Increase (Decrease)	(70)	22	15	(1)	(79)	179	90	56	1
Beginning of Year	3,725	529	408	1,452	1,627	1,464	2,062	783	56

End of Year	$3,655	551	423	1,451	1,548	1,643	2,152	839	57

See accompanying Notes to Financial Statements
18

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	1	1	1	1	-	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	4	3	4	5	11	2	-	-	3
Unrealized Appreciation (Depreciation)	-	(1)	-	(1)	(6)	(1)	-	-	(1)
Change in Net Assets from Operations	5	3	5	5	6	1	-	-	2

Deposits	15	11	12	4	22	5	3	3	18

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	9	1	1	-	17	-	-	-	1
Administrative Fees	17	17	10	5	8	2	1	1	5
Net Transfers to (from) Fixed Account	(6)	1	2	(18)	5	10	(1)	(19)	10
Payments and Withdrawals	20	19	13	(13)	30	12	-	(18)	16

Net Assets:
Net Increase (Decrease)	-	(5)	4	22	(2)	(6)	3	21	4
Beginning of Year	138	45	138	128	156	19	12	9	34

End of Year	$138	40	142	150	154	13	15	30	38

See accompanying Notes to Financial Statements
19

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEAR ENDED DECEMBER 31, 2014
(in thousands)

	Northern Lights Variable Trust
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	(1)	$492
Net Realized Gain (Loss) and Capital Gains Distributions	1	11	17	9,440
Unrealized Appreciation (Depreciation)	(1)	(1)	(10)	(2,143)
Change in Net Assets from Operations	-	10	6	7,789

Deposits	4	36	128	9,927

Payments and Withdrawals:
Death Benefits	-	-	-	457
Withdrawals	12	1	42	7,631
Administrative Fees	3	28	36	7,124
Net Transfers to (from) Fixed Account	(25)	(55)	(119)	2,044
Payments and Withdrawals	(10)	(26)	(41)	17,256

Net Assets:
Net Increase (Decrease)	14	72	175	460
Beginning of Year	19	501	344	113,785

End of Year	$33	573	519	$114,245

See accompanying Notes to Financial Statements
20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:
•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities.  The portion of the Account's assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may conduct.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 48 series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL's Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.
21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Investment Objective

Federated Insurance Series
Federated Managed Tail Risk Fund II – P	To seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II - P	To seek high current income.

Federated Prime Money Fund II	To seek current income consistent with stability of principal and liquidity.

MFS® Variable Insurance Trust
MFS® Research Series – Initial Class Shares	To seek capital appreciation.

MFS® Growth Series – Initial Class Shares	To seek capital appreciation.

MFS® Total Return Series – Initial Class Shares	To seek total return.

MFS® Total Return Bond Series – Initial Class Shares	To seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Utilities Series – Initial Class Shares	To seek total return.

MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	To seek total return with an emphasis on high current income, but also considering capital appreciation.

American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	To seek capital growth.

American Century VP International Fund – Class I	To seek capital growth.

American Century VP Value Fund – Class I	To seek long-term capital growth. The secondary objective is to seek income.

American Century VP Income & Growth Fund – Class I	To seek capital growth by investing in common stocks. The secondary objective is to seek income.

American Century VP Ultra® Fund – Class I	To seek long-term capital growth.

American Century VP Mid Cap Value Fund – Class I	To seek long-term capital growth. The secondary objective is to seek income.

American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	To seek long-term total returns using a strategy to protect against U.S. inflation.

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	To seek long-term capital growth consistent with the preservation of capital. The secondary objective is to seek current income.

Opportunistic Small Cap Portfolio – Initial Shares	To seek capital growth.

Dreyfus Stock Index Fund, Inc. – Initial Shares	To seek to match the total return of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500® Index).

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	To seek to provide capital growth, with current income as a secondary objective.

JPMorgan Insurance Trust
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	To seek high total return from a portfolio of selected equity securities.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	To seek capital growth over the long term.

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	To seek capital appreciation with the secondary objective of achieving current income by investing primarily in equity securities.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	To seek high total return.

Franklin Small-Mid Cap Growth VIP Fund - Class 2	To seek long-term capital growth.

Templeton Developing Markets VIP Fund - Class 2	To seek long-term capital appreciation.

Templeton Foreign VIP Fund - Class 2	To seek long-term capital growth.

Calamos® Advisors Trust
Calamos Growth and Income Portfolio	To seek high long-term total return through growth and current income.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	To seek capital growth.
Invesco V.I. Technology Fund – Series I Shares	To seek long-term growth of capital.

Invesco V.I. Core Equity Fund – Series I Shares	To seek long-term growth of capital.

Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	To seek to provide shareholders with growth of capital.

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	To seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	To seek to provide shareholders with long-term capital growth.
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	To seek long-term capital appreciation.
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation beyond its target date.

VIP Freedom 2015 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2	To seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	To seek to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	To seek capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	To seek capital appreciation with less volatility than the equity markets as a whole.

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2015, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

MFS® Research Bond Series – Initial Class Shares	MFS® Total Return Bond Series – Initial Class Shares	April 30, 2015

Columbia Funds Variable Series Trust I	Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	May 1, 2015

There were no funds that merged during the years ended December 31, 2015 and 2014.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The Account is exposed to risks that issuers of debt securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of those investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset values (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.
25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In May 2014, the FASB issued guidance regarding accounting for revenue recognition that identifies the accounting treatment for an entity's contracts with customers. Certain contracts, including insurance contracts, are specifically excluded from this guidance. This guidance is effective for public entities for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. The Company is currently evaluating this guidance.

In May 2015, the FASB issued guidance which will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share or its equivalent using the practical expedient in the FASB's fair value measurement guidance.  This guidance is effective for annual periods beginning after December 15, 2015, and interim periods within those fiscal years.  The Account adopted this guidance as of January 1, 2016 with no material impact to the financial statements.

In January 2016, the FASB issued guidance regarding accounting for recognition and measurement of financial assets and financial liabilities.  The new standard significantly revises an entity's accounting related to the classification and measurement of investments in equity securities and the presentation of certain fair value changes for financial liabilities measured at fair value.  It also amends certain disclosure requirements associated with the fair value of financial instruments.  The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 with early adoption allowed.  The Account is currently evaluating this guidance.

All other new accounting standards and updates of existing standards issued in 2015 and 2014 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 22, 2016, the date that the financial statements have been issued.
26

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
2.  Cost of Purchases and Proceeds from Sales

The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2015:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$372	$417
Federated High Income Bond Fund II - P	381	846
Federated Prime Money Fund II	2,406	2,753
MFS® Research Series - Initial Class Shares	973	1,157
MFS® Growth Series - Initial Class Shares	1,255	1,808
MFS® Total Return Series - Initial Class Shares	539	765
MFS® Total Return Bond Series - Initial Class Shares	380	647
MFS® Utilities Series - Initial Class Shares	2,107	2,240
MFS® Strategic Income Portfolio - Initial Class Shares	367	330
American Century VP Capital Appreciation Fund - Class I	545	572
American Century VP International Fund - Class I	680	856
American Century VP Value Fund - Class I	763	884
American Century VP Income & Growth Fund - Class I	339	393
American Century VP Ultra® Fund - Class I	293	229
American Century VP Mid Cap Value Fund - Class I	54	84
American Century VP Inflation Protection Fund - Class II	151	105
Dreyfus Appreciation Portfolio - Initial Shares	640	885
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	566	1,099
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,388	3,270
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	210	162
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	175	181
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	820	580
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	414	428
Franklin Global Real Estate VIP Fund - Class 2	487	527
Franklin Small-Mid Cap Growth VIP Fund - Class 2	290	140
Templeton Developing Markets VIP Fund - Class 2	777	446
Templeton Foreign VIP Fund - Class 2	700	552
Calamos Growth and Income Portfolio	643	629
Invesco V.I. American Franchise Fund - Series I Shares	48	120
Invesco V.I. Technology Fund - Series I Shares	83	79
Invesco V.I. Core Equity Fund - Series I Shares	426	310
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	184	301
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	419	309
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	316	384
Fidelity® VIP Contrafund® Portfolio - Service Class 2	239	148
Fidelity® VIP Freedom Income Portfolio - Service Class 2	18	18
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	25	30
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	16	23
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	14	12
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	8	28
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	20	9
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	3	1
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	3	8
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	24	13
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	17	13
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	5	20
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	128	466
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	142	179
Total	$21,853	$25,456

27

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2014:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II - P	$939	$642
Federated High Income Bond Fund II - P	431	431
Federated Prime Money Fund II	1,755	1,971
MFS® Research Series - Initial Class Shares	938	1,032
MFS® Growth Series - Initial Class Shares	1,456	1,717
MFS® Total Return Series - Initial Class Shares	527	750
MFS® Total Return Bond Series - Initial Class Shares	521	460
MFS® Utilities Series - Initial Class Shares	1,759	2,117
MFS® Strategic Income Portfolio - Initial Class Shares	266	240
American Century VP Capital Appreciation Fund - Class I	1,003	823
American Century VP International Fund - Class I	792	844
American Century VP Value Fund - Class I	693	960
American Century VP Income & Growth Fund - Class I	282	283
American Century VP Ultra® Fund - Class I	201	266
American Century VP Mid Cap Value Fund - Class I	79	49
American Century VP Inflation Protection Fund - Class II	164	118
Dreyfus Appreciation Portfolio - Initial Shares	603	1,007
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	611	1,299
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,291	3,038
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	180	259
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	121	184
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	783	614
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	430	393
Franklin Global Real Estate VIP Fund - Class 2	419	549
Franklin Small-Mid Cap Growth VIP Fund - Class 2	274	201
Templeton Developing Markets VIP Fund - Class 2	530	506
Templeton Foreign VIP Fund - Class 2	715	539
Calamos Growth and Income Portfolio	775	709
Invesco V.I. American Franchise Fund - Series I Shares	46	67
Invesco V.I. Technology Fund - Series I Shares	117	111
Invesco V.I. Core Equity Fund - Series I Shares	207	302
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	216	400
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	286	330
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	324	353
Fidelity® VIP Contrafund® Portfolio - Service Class 2	177	186
Fidelity® VIP Freedom Income Portfolio - Service Class 2	13	13
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	26	26
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	12	18
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	16	14
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	28	7
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	32	36
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	5	12
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	4	1
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	23	2
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	18	15
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	49	35
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	109	41
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	392	224
Total	$21,638	$24,194

28

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account's practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account's assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2015 and 2014, all assets measured at fair value on a recurring basis totaling $102,273,000 and $114,245,000, respectively, were Level 2 assets. The Account did not have any transfers between Level 1, Level 2, or Level 3 during the years ended December 31, 2015 and 2014.
NAV of the investments in mutual funds are calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.
29

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.
Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	30% - 0%
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$26 in year 1 of the contract $6 thereafter for maintenance $20 additional fee for 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6.02 - $45 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount

30

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.01 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $83.33 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2015, $217,000 (2014 - $264,000) was assessed in surrender charges for Century II Variable Universal Life. In 2015, $111,000 (2014 - $83,000) was assessed in surrender charges for Century II Accumulator Variable Universal Life and $91,000 (2014 - $124,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2015, other fees and charges, primarily cost of insurance, totaled $6,144,000 (2014 - $6,312,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $1,011,000 (2014 - $1,029,000) in 2015.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.
31

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $1,000 per $1,000 of the net amount at risk

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	50.00% - 2.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

32

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Surrender charges
During the year ended 2015, ($4,000) was assessed in surrender charges for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.  During the year ended 2014, the surrender charges assessed were not material for the combined products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2015, other fees and charges, primarily cost of insurance, totaled $683,000 (2014 - $704,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.
33

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees for the year ended December 31 were as follows:

2015:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Managed Tail Risk Fund II - P	$19	1	2	$22
Federated High Income Bond Fund II - P	10	3	1	14
Federated Prime Money Fund II	13	1	1	15
MFS® Research Series - Initial Class Shares	43	3	2	48
MFS® Growth Series - Initial Class Shares	77	4	2	83
MFS® Total Return Series - Initial Class Shares	22	2	3	27
MFS® Total Return Bond Series - Initial Class Shares	11	2	2	15
MFS® Utilities Series - Initial Class Shares	66	6	6	78
MFS® Strategic Income Portfolio - Initial Class Shares	7	1	1	9
American Century VP Capital Appreciation Fund - Class I	24	1	2	27
American Century VP International Fund - Class I	32	1	3	36
American Century VP Value Fund - Class I	29	2	8	39
American Century VP Income & Growth Fund - Class I	10	1	1	12
American Century VP Ultra® Fund - Class I	6	-	3	9
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	4	-	1	5
Dreyfus Appreciation Portfolio - Initial Shares	31	2	3	36
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	40	2	5	47
Dreyfus Stock Index Fund, Inc. - Initial Shares	129	10	10	149
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	6	1	-	7
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	2	1	9
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	20	1	6	27
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	12	-	3	15
Franklin Global Real Estate VIP Fund - Class 2	15	1	4	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	-	1	7
Templeton Developing Markets VIP Fund - Class 2	10	1	3	14
Templeton Foreign VIP Fund - Class 2	15	1	5	21
Calamos Growth and Income Portfolio	19	3	5	27
Invesco V.I. American Franchise Fund - Series I Shares	3	1	-	4
Invesco V.I. Technology Fund - Series I Shares	3	-	-	3
Invesco V.I. Core Equity Fund - Series I Shares	9	-	2	11
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	10	-	2	12
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	12	-	2	14
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	11	1	4	16
Fidelity® VIP Contrafund® Portfolio - Service Class 2	6	-	1	7
Fidelity® VIP Freedom Income Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	-	-	-	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4	-	-	4
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	4	-	-	4
	$749	$55	$95	$899

34

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

5.  Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2015:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	17	21	(4)
Federated High Income Bond Fund II - P	10	31	(21)
Federated Prime Money Fund II	183	208	(25)
MFS® Research Series - Initial Class Shares	16	36	(20)
MFS® Growth Series - Initial Class Shares	20	50	(30)
MFS® Total Return Series - Initial Class Shares	11	24	(13)
MFS® Total Return Bond Series - Initial Class Shares	13	27	(14)
MFS® Utilities Series - Initial Class Shares	18	39	(21)
MFS® Strategic Income Portfolio - Initial Class Shares	15	15	-
American Century VP Capital Appreciation Fund - Class I	10	17	(7)
American Century VP International Fund - Class I	27	33	(6)
American Century VP Value Fund - Class I	34	44	(10)
American Century VP Income & Growth Fund - Class I	14	29	(15)
American Century VP Ultra® Fund - Class I	7	9	(2)
American Century VP Mid Cap Value Fund - Class I	2	4	(2)
American Century VP Inflation Protection Fund - Class II	10	7	3
Dreyfus Appreciation Portfolio - Initial Shares	15	34	(19)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	22	47	(25)
Dreyfus Stock Index Fund, Inc. - Initial Shares	59	119	(60)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	2	4	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	6	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	14	17	(3)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	8	12	(4)
Franklin Global Real Estate VIP Fund - Class 2	17	22	(5)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7	9	(2)
Templeton Developing Markets VIP Fund - Class 2	23	20	3
Templeton Foreign VIP Fund - Class 2	20	20	-
Calamos Growth and Income Portfolio	16	24	(8)
Invesco V.I. American Franchise Fund - Series I Shares	5	15	(10)
Invesco V.I. Technology Fund - Series I Shares	8	14	(6)
Invesco V.I. Core Equity Fund - Series I Shares	21	24	(3)
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	14	22	(8)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	8	16	(8)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	12	(2)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	9	1
Fidelity® VIP Freedom Income Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	-	2	(2)
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	2	1	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	2	1	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	2	(1)
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	10	41	(31)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	12	15	(3)

35

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2014:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Tail Risk Fund II - P	18	31	(13)
Federated High Income Bond Fund II - P	11	14	(3)
Federated Prime Money Fund II	132	147	(15)
MFS® Research Series - Initial Class Shares	15	31	(16)
MFS® Growth Series - Initial Class Shares	25	50	(25)
MFS® Total Return Series - Initial Class Shares	13	24	(11)
MFS® Total Return Bond Series - Initial Class Shares	20	19	1
MFS® Utilities Series - Initial Class Shares	20	36	(16)
MFS® Strategic Income Portfolio - Initial Class Shares	11	11	-
American Century VP Capital Appreciation Fund - Class I	11	26	(15)
American Century VP International Fund - Class I	29	32	(3)
American Century VP Value Fund - Class I	34	50	(16)
American Century VP Income & Growth Fund - Class I	20	21	(1)
American Century VP Ultra® Fund - Class I	9	12	(3)
American Century VP Mid Cap Value Fund - Class I	3	2	1
American Century VP Inflation Protection Fund - Class II	10	8	2
Dreyfus Appreciation Portfolio - Initial Shares	16	39	(23)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	29	57	(28)
Dreyfus Stock Index Fund, Inc. - Initial Shares	71	116	(45)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	3	7	(4)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	4	6	(2)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	17	20	(3)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	10	12	(2)
Franklin Global Real Estate VIP Fund - Class 2	19	24	(5)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	9	16	(7)
Templeton Developing Markets VIP Fund - Class 2	20	20	-
Templeton Foreign VIP Fund - Class 2	23	17	6
Calamos Growth and Income Portfolio	16	28	(12)
Invesco V.I. American Franchise Fund - Series I Shares	6	7	(1)
Invesco V.I. Technology Fund - Series I Shares	18	24	(6)
Invesco V.I. Core Equity Fund - Series I Shares	15	22	(7)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	19	34	(15)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	11	21	(10)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	11	11	-
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	12	(2)
Fidelity® VIP Freedom Income Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2010 Portfolio - Service Class 2	2	3	(1)
Fidelity® VIP Freedom 2015 Portfolio - Service Class 2	1	2	(1)
Fidelity® VIP Freedom 2020 Portfolio - Service Class 2	1	1	-
Fidelity® VIP Freedom 2025 Portfolio - Service Class 2	2	1	1
Fidelity® VIP Freedom 2030 Portfolio - Service Class 2	2	2	-
Fidelity® VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 Portfolio - Service Class 2	1	1	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	4	3	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	9	4	5
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	33	18	15

36

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6.  Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2015 as follows:

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

Federated Managed Tail Risk Fund II - P
2015	142	$ 10.364	to	$ 19.443	$ 2,444	1.68%	0.5% to 0.9%	-7.13%	to	-6.76%
2014	146	$ 11.115	to	$ 20.936	$ 2,703	1.74%	0.5% to 0.9%	-1.85%	to	-1.46%
2013	159	$ 11.280	to	$ 21.331	$ 3,034	0.98%	0.5% to 0.9%	15.41%	to	15.87%
2012	164	$ 9.735	to	$ 18.483	$ 2,717	0.55%	0.5% to 0.9%	9.18%	to	9.62%
2011	177	$ 8.880	to	$ 16.929	$ 2,676	0.72%	0.5% to 0.9%	-6.14%	to	-5.76%

Federated High Income Bond Fund II - P
2015	49	$ 24.331	to	$ 28.007	$ 1,327	5.85%	0.5% to 0.9%	-3.45%	to	-3.06%
2014	70	$ 25.098	to	$ 29.007	$ 1,926	5.95%	0.5% to 0.9%	1.77%	to	2.18%
2013	73	$ 24.563	to	$ 28.502	$ 1,992	6.80%	0.5% to 0.9%	6.03%	to	6.45%
2012	74	$ 23.074	to	$ 26.881	$ 1,904	7.47%	0.5% to 0.9%	13.66%	to	14.12%
2011	77	$ 20.219	to	$ 23.649	$ 1,728	8.87%	0.5% to 0.9%	4.23%	to	4.64%

Federated Prime Money Fund II
2015	108	$ 11.265	to	$ 13.184	$ 1,372	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2014	133	$ 11.322	to	$ 13.303	$ 1,719	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2013	148	$ 11.379	to	$ 13.424	$ 1,935	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2012	178	$ 11.436	to	$ 13.545	$ 2,316	0.00%	0.5% to 0.9%	-0.90%	to	-0.50%
2011	224	$ 11.493	to	$ 13.668	$ 2,939	0.00%	0.5% to 0.9%	-0.89%	to	-0.50%

MFS® Research Series - Initial Class Shares
2015	165	$ 19.533	to	$ 34.382	$ 5,288	0.73%	0.5% to 0.9%	-0.10%	to	0.30%
2014	185	$ 19.474	to	$ 34.416	$ 5,889	0.83%	0.5% to 0.9%	9.21%	to	9.65%
2013	201	$ 17.760	to	$ 31.513	$ 5,903	0.33%	0.5% to 0.9%	31.10%	to	31.63%
2012	211	$ 13.493	to	$ 24.037	$ 4,735	0.79%	0.5% to 0.9%	16.22%	to	16.68%
2011	225	$ 11.564	to	$ 20.683	$ 4,361	0.86%	0.5% to 0.9%	-1.34%	to	-0.95%

MFS® Growth Series - Initial Class Shares
2015	251	$ 19.879	to	$ 39.235	$ 9,298	0.16%	0.5% to 0.9%	6.60%	to	7.02%
2014	281	$ 18.575	to	$ 36.807	$ 9,687	0.10%	0.5% to 0.9%	7.97%	to	8.40%
2013	306	$ 17.135	to	$ 34.090	$ 9,778	0.23%	0.5% to 0.9%	35.63%	to	36.17%
2012	335	$ 12.584	to	$ 25.136	$ 7,839	0.00%	0.5% to 0.9%	16.33%	to	16.80%
2011	369	$ 10.774	to	$ 21.607	$ 7,454	0.19%	0.5% to 0.9%	-1.22%	to	-0.82%

MFS® Total Return Series - Initial Class Shares
2015	106	$ 19.748	to	$ 33.843	$ 3,082	2.61%	0.5% to 0.9%	-1.26%	to	-0.87%
2014	119	$ 19.921	to	$ 34.276	$ 3,528	1.85%	0.5% to 0.9%	7.53%	to	7.96%
2013	130	$ 18.453	to	$ 31.877	$ 3,617	1.78%	0.5% to 0.9%	17.98%	to	18.45%
2012	141	$ 15.578	to	$ 27.019	$ 3,345	2.74%	0.5% to 0.9%	10.25%	to	10.70%
2011	153	$ 14.072	to	$ 24.506	$ 3,322	2.61%	0.5% to 0.9%	0.86%	to	1.27%

MFS® Total Return Bond Series - Initial Class Shares
2015	75	$ 19.655	to	$ 23.829	$ 1,724	3.43%	0.5% to 0.9%	-1.19%	to	-0.80%
2014	89	$ 19.814	to	$ 24.117	$ 2,061	2.96%	0.5% to 0.9%	4.90%	to	5.32%
2013	88	$ 18.813	to	$ 22.991	$ 1,946	1.20%	0.5% to 0.9%	-1.92%	to	-1.53%
2012	91	$ 19.105	to	$ 23.441	$ 2,048	2.70%	0.5% to 0.9%	6.38%	to	6.81%
2011	91	$ 17.886	to	$ 22.035	$ 1,918	2.59%	0.5% to 0.9%	5.79%	to	6.22%

37

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

MFS® Utilities Series - Initial Class Shares
2015	159	$ 26.648	to	$ 57.915	$ 7,767	4.22%	0.5% to 0.9%	-15.28%	to	-14.95%
2014	180	$ 31.331	to	$ 68.364	$ 10,382	2.09%	0.5% to 0.9%	11.72%	to	12.17%
2013	196	$ 27.931	to	$ 61.190	$ 10,099	2.23%	0.5% to 0.9%	19.44%	to	19.92%
2012	221	$ 23.292	to	$ 51.232	$ 9,433	6.68%	0.5% to 0.9%	12.46%	to	12.91%
2011	240	$ 20.628	to	$ 45.555	$ 9,181	3.20%	0.5% to 0.9%	5.83%	to	6.25%

MFS® Strategic Income Portfolio - Initial Class Shares
2015	50	$ 20.197	to	$ 20.854	$ 1,029	5.87%	0.5% to 0.9%	-2.73%	to	-2.34%
2014	50	$ 20.681	to	$ 21.439	$ 1,074	3.24%	0.5% to 0.9%	2.35%	to	2.76%
2013	50	$ 20.126	to	$ 20.947	$ 1,049	11.36%	0.5% to 0.9%	0.59%	to	0.99%
2012	53	$ 19.928	to	$ 20.824	$ 1,091	5.68%	0.5% to 0.9%	9.87%	to	10.31%
2011	50	$ 18.066	to	$ 18.954	$ 941	5.17%	0.5% to 0.9%	3.80%	to	4.22%

American Century VP Capital Appreciation Fund - Class I
2015	96	$ 24.803	to	$ 33.017	$ 2,997	0.00%	0.5% to 0.9%	1.02%	to	1.42%
2014	103	$ 24.455	to	$ 32.594	$ 3,169	0.00%	0.5% to 0.9%	7.17%	to	7.60%
2013	118	$ 22.727	to	$ 30.330	$ 3,404	0.00%	0.5% to 0.9%	29.75%	to	30.27%
2012	132	$ 17.446	to	$ 23.311	$ 2,941	0.00%	0.5% to 0.9%	14.96%	to	15.42%
2011	148	$ 15.116	to	$ 20.222	$ 2,864	0.00%	0.5% to 0.9%	-7.34%	to	-6.97%

American Century VP International Fund - Class I
2015	172	$ 15.761	to	$ 25.750	$ 4,044	0.37%	0.5% to 0.9%	-0.14%	to	0.25%
2014	178	$ 15.721	to	$ 25.787	$ 4,198	1.66%	0.5% to 0.9%	-6.35%	to	-5.98%
2013	181	$ 16.720	to	$ 27.537	$ 4,568	1.68%	0.5% to 0.9%	21.31%	to	21.80%
2012	186	$ 13.727	to	$ 22.699	$ 3,843	0.85%	0.5% to 0.9%	20.07%	to	20.55%
2011	197	$ 11.387	to	$ 18.905	$ 3,388	1.39%	0.5% to 0.9%	-12.83%	to	-12.48%

American Century VP Value Fund - Class I
2015	259	$ 17.154	to	$ 24.340	$ 4,889	2.13%	0.5% to 0.9%	-4.74%	to	-4.37%
2014	269	$ 18.008	to	$ 25.451	$ 5,320	1.54%	0.5% to 0.9%	12.07%	to	12.52%
2013	285	$ 16.069	to	$ 22.620	$ 5,029	1.66%	0.5% to 0.9%	30.55%	to	31.07%
2012	299	$ 12.309	to	$ 17.258	$ 4,025	1.92%	0.5% to 0.9%	13.54%	to	14.00%
2011	321	$ 10.841	to	$ 15.138	$ 3,788	2.04%	0.5% to 0.9%	0.11%	to	0.51%

American Century VP Income & Growth Fund - Class I
2015	99	$ 12.237	to	$ 18.519	$ 1,279	2.08%	0.5% to 0.9%	-6.47%	to	-6.09%
2014	114	$ 13.083	to	$ 19.720	$ 1,565	2.04%	0.5% to 0.9%	11.50%	to	11.94%
2013	115	$ 11.734	to	$ 17.617	$ 1,420	2.23%	0.5% to 0.9%	34.60%	to	35.14%
2012	116	$ 8.717	to	$ 13.036	$ 1,069	2.10%	0.5% to 0.9%	13.71%	to	14.17%
2011	127	$ 7.666	to	$ 11.418	$ 1,030	1.58%	0.5% to 0.9%	2.19%	to	2.60%

American Century VP Ultra® Fund - Class I
2015	53	$ 23.075	to	$ 24.272	$ 1,247	0.44%	0.5% to 0.9%	5.32%	to	5.74%
2014	55	$ 21.910	to	$ 22.954	$ 1,233	0.37%	0.5% to 0.9%	9.01%	to	9.44%
2013	58	$ 20.099	to	$ 20.973	$ 1,185	0.51%	0.5% to 0.9%	35.85%	to	36.39%
2012	54	$ 14.795	to	$ 15.377	$ 815	0.00%	0.5% to 0.9%	12.90%	to	13.35%
2011	52	$ 13.105	to	$ 13.566	$ 698	0.00%	0.5% to 0.9%	0.16%	to	0.56%

American Century VP Mid Cap Value Fund - Class I
2015	11	$ 20.197	to	$ 20.994	$ 215	1.62%	0.5% to 0.9%	-2.32%	to	-1.92%
2014	13	$ 20.676	to	$ 21.406	$ 262	1.20%	0.5% to 0.9%	15.38%	to	15.84%
2013	12	$ 17.920	to	$ 18.478	$ 215	1.28%	0.5% to 0.9%	28.95%	to	29.47%
2012	9	$ 13.897	to	$ 14.273	$ 119	2.02%	0.5% to 0.9%	15.28%	to	15.74%
2011	9	$ 12.055	to	$ 12.331	$ 108	1.36%	0.5% to 0.9%	-1.58%	to	-1.19%

38

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

American Century VP Inflation Protection Fund - Class II
2015	44	$ 13.673	to	$ 14.382	$ 603	1.91%	0.5% to 0.9%	-3.34%	to	-2.96%
2014	41	$ 14.146	to	$ 14.820	$ 584	1.33%	0.5% to 0.9%	2.37%	to	2.79%
2013	39	$ 13.818	to	$ 14.418	$ 542	1.64%	0.5% to 0.9%	-9.30%	to	-8.94%
2012	34	$ 15.234	to	$ 15.833	$ 532	2.18%	0.5% to 0.9%	6.42%	to	6.85%
2011	55	$ 14.315	to	$ 14.818	$ 792	4.06%	0.5% to 0.9%	10.75%	to	11.19%

Dreyfus Appreciation Portfolio - Initial Shares
2015	158	$ 18.206	to	$ 25.850	$ 3,883	1.69%	0.5% to 0.9%	-3.34%	to	-2.95%
2014	177	$ 18.760	to	$ 26.744	$ 4,508	1.83%	0.5% to 0.9%	7.12%	to	7.55%
2013	200	$ 17.443	to	$ 24.965	$ 4,759	1.95%	0.5% to 0.9%	20.02%	to	20.50%
2012	215	$ 14.475	to	$ 20.801	$ 4,281	3.65%	0.5% to 0.9%	9.44%	to	9.88%
2011	232	$ 13.174	to	$ 19.008	$ 4,210	1.67%	0.5% to 0.9%	8.04%	to	8.47%

Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
2015	244	$ 16.253	to	$ 22.708	$ 5,176	0.00%	0.5% to 0.9%	-3.15%	to	-2.76%
2014	269	$ 16.715	to	$ 23.447	$ 5,897	0.00%	0.5% to 0.9%	0.68%	to	1.09%
2013	297	$ 16.535	to	$ 23.288	$ 6,499	0.00%	0.5% to 0.9%	47.22%	to	47.81%
2012	326	$ 11.187	to	$ 15.819	$ 4,857	0.00%	0.5% to 0.9%	19.48%	to	19.96%
2011	358	$ 9.326	to	$ 13.240	$ 4,475	0.40%	0.5% to 0.9%	-14.62%	to	-14.27%

Dreyfus Stock Index Fund, Inc. - Initial Shares
2015	646	$ 19.308	to	$ 27.659	$ 17,003	1.81%	0.5% to 0.9%	0.20%	to	0.60%
2014	706	$ 19.192	to	$ 27.604	$ 18,502	1.75%	0.5% to 0.9%	12.41%	to	12.86%
2013	751	$ 17.006	to	$ 24.557	$ 17,529	1.84%	0.5% to 0.9%	30.84%	to	31.37%
2012	805	$ 12.945	to	$ 18.768	$ 14,313	2.04%	0.5% to 0.9%	14.70%	to	15.16%
2011	858	$ 11.241	to	$ 16.363	$ 13,323	1.83%	0.5% to 0.9%	0.97%	to	1.37%

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares
2015	19	$ 15.432	to	$ 48.864	$ 787	1.05%	0.5% to 0.9%	-4.06%	to	-3.68%
2014	21	$ 16.021	to	$ 50.793	$ 887	1.05%	0.5% to 0.9%	12.44%	to	12.89%
2013	25	$ 14.192	to	$ 45.050	$ 925	1.25%	0.5% to 0.9%	33.14%	to	33.67%
2012	27	$ 10.617	to	$ 33.744	$ 757	0.83%	0.5% to 0.9%	10.97%	to	11.41%
2011	32	$ 9.530	to	$ 30.325	$ 806	0.90%	0.5% to 0.9%	0.00%	to	0.40%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2015	41	$ 19.013	to	$ 29.948	$ 1,119	1.13%	0.5% to 0.9%	-0.04%	to	0.36%
2014	44	$ 18.945	to	$ 29.878	$ 1,181	0.92%	0.5% to 0.9%	12.88%	to	13.33%
2013	46	$ 16.716	to	$ 26.396	$ 1,108	1.27%	0.5% to 0.9%	35.00%	to	35.54%
2012	50	$ 12.333	to	$ 19.499	$ 884	1.54%	0.5% to 0.9%	16.59%	to	17.06%
2011	62	$ 10.536	to	$ 16.679	$ 921	1.20%	0.5% to 0.9%	-2.74%	to	-2.36%

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2015	116	$ 23.418	to	$ 34.123	$ 3,362	0.14%	0.5% to 0.9%	-6.13%	to	-5.75%
2014	119	$ 24.847	to	$ 36.251	$ 3,670	0.14%	0.5% to 0.9%	8.61%	to	9.05%
2013	122	$ 22.785	to	$ 33.285	$ 3,458	0.57%	0.5% to 0.9%	41.02%	to	41.59%
2012	132	$ 16.093	to	$ 23.538	$ 2,609	0.20%	0.5% to 0.9%	18.65%	to	19.13%
2011	139	$ 13.509	to	$ 19.784	$ 2,311	0.12%	0.5% to 0.9%	-5.62%	to	-5.25%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2015	55	$ 32.555	to	$ 34.243	$ 1,803	0.98%	0.5% to 0.9%	-3.53%	to	-3.14%
2014	59	$ 33.745	to	$ 35.353	$ 2,026	0.77%	0.5% to 0.9%	14.08%	to	14.53%
2013	61	$ 29.581	to	$ 30.867	$ 1,834	1.08%	0.5% to 0.9%	31.12%	to	31.64%
2012	70	$ 22.561	to	$ 23.448	$ 1,610	1.05%	0.5% to 0.9%	19.29%	to	19.77%
2011	74	$ 18.913	to	$ 19.577	$ 1,411	1.31%	0.5% to 0.9%	1.25%	to	1.65%

39

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

Franklin Global Real Estate VIP Fund - Class 2
2015	108	$ 22.700	to	$ 24.554	$ 2,517	3.21%	0.5% to 0.9%	-0.33%	to	0.07%
2014	113	$ 22.684	to	$ 24.568	$ 2,627	0.45%	0.5% to 0.9%	13.98%	to	14.44%
2013	118	$ 19.822	to	$ 21.495	$ 2,410	4.41%	0.5% to 0.9%	1.40%	to	1.81%
2012	131	$ 19.470	to	$ 21.140	$ 2,639	0.00%	0.5% to 0.9%	26.26%	to	26.77%
2011	123	$ 15.358	to	$ 16.696	$ 1,969	7.86%	0.5% to 0.9%	-6.50%	to	-6.12%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2015	54	$ 12.804	to	$ 18.983	$ 748	0.00%	0.5% to 0.9%	-3.53%	to	-3.14%
2014	56	$ 13.272	to	$ 19.598	$ 810	0.00%	0.5% to 0.9%	6.51%	to	6.94%
2013	63	$ 12.461	to	$ 18.327	$ 839	0.00%	0.5% to 0.9%	36.92%	to	37.47%
2012	65	$ 9.101	to	$ 13.332	$ 634	0.00%	0.5% to 0.9%	9.85%	to	10.30%
2011	73	$ 8.285	to	$ 12.088	$ 646	0.00%	0.5% to 0.9%	-5.68%	to	-5.30%

Templeton Developing Markets VIP Fund - Class 2
2015	81	$ 17.859	to	$ 22.868	$ 1,581	2.04%	0.5% to 0.9%	-20.32%	to	-20.01%
2014	78	$ 22.414	to	$ 28.587	$ 1,898	1.52%	0.5% to 0.9%	-9.21%	to	-8.85%
2013	78	$ 24.688	to	$ 31.361	$ 2,069	2.03%	0.5% to 0.9%	-1.81%	to	-1.42%
2012	77	$ 25.143	to	$ 31.812	$ 2,076	1.40%	0.5% to 0.9%	12.14%	to	12.59%
2011	84	$ 22.421	to	$ 28.253	$ 2,008	0.96%	0.5% to 0.9%	-16.61%	to	-16.27%

Templeton Foreign VIP Fund - Class 2
2015	112	$ 15.656	to	$ 30.838	$ 2,567	3.19%	0.5% to 0.9%	-7.33%	to	-6.96%
2014	112	$ 16.827	to	$ 33.186	$ 2,775	1.84%	0.5% to 0.9%	-11.93%	to	-11.58%
2013	106	$ 19.030	to	$ 37.576	$ 2,990	2.39%	0.5% to 0.9%	21.87%	to	22.36%
2012	111	$ 15.553	to	$ 30.749	$ 2,535	3.06%	0.5% to 0.9%	17.17%	to	17.64%
2011	119	$ 13.220	to	$ 26.171	$ 2,373	1.73%	0.5% to 0.9%	-11.43%	to	-11.08%

Calamos Growth and Income Portfolio
2015	141	$ 21.811	to	$ 27.144	$ 3,473	2.71%	0.5% to 0.9%	0.22%	to	0.61%
2014	149	$ 21.678	to	$ 27.012	$ 3,655	0.97%	0.5% to 0.9%	5.89%	to	6.31%
2013	161	$ 20.391	to	$ 25.440	$ 3,725	1.10%	0.5% to 0.9%	15.35%	to	15.82%
2012	169	$ 17.606	to	$ 21.993	$ 3,396	2.01%	0.5% to 0.9%	7.45%	to	7.89%
2011	179	$ 16.319	to	$ 20.411	$ 3,359	1.48%	0.5% to 0.9%	-2.75%	to	-2.36%

Invesco V.I. American Franchise Fund - Series I Shares
2015	61	$ 7.488	to	$ 13.532	$ 500	0.00%	0.5% to 0.9%	4.06%	to	4.49%
2014	71	$ 7.196	to	$ 12.951	$ 551	0.04%	0.5% to 0.9%	7.46%	to	7.90%
2013	72	$ 6.696	to	$ 12.003	$ 529	0.42%	0.5% to 0.9%	38.88%	to	39.44%
2012	83	$ 4.821	to	$ 8.608	$ 450	0.00%	0.5% to 0.9%	11.55%	to	12.00%
2011	90	$ 4.322	to	$ 7.686	$ 436	0.15%	0.5% to 0.9%	-8.73%	to	-8.37%

Invesco V.I. Technology Fund - Series I Shares
2015	74	$ 4.726	to	$ 13.449	$ 412	0.00%	0.5% to 0.9%	5.87%	to	6.28%
2014	80	$ 4.464	to	$ 12.654	$ 423	0.00%	0.5% to 0.9%	10.04%	to	10.50%
2013	86	$ 4.057	to	$ 11.451	$ 408	0.00%	0.5% to 0.9%	24.02%	to	24.52%
2012	103	$ 3.271	to	$ 9.197	$ 413	0.00%	0.5% to 0.9%	10.28%	to	10.72%
2011	111	$ 2.966	to	$ 8.306	$ 400	0.17%	0.5% to 0.9%	-5.90%	to	-5.53%

Invesco V.I. Core Equity Fund - Series I Shares
2015	106	$ 11.394	to	$ 14.995	$ 1,321	1.15%	0.5% to 0.9%	-6.61%	to	-6.24%
2014	109	$ 12.200	to	$ 15.993	$ 1,451	0.86%	0.5% to 0.9%	7.18%	to	7.61%
2013	116	$ 11.383	to	$ 14.862	$ 1,452	1.43%	0.5% to 0.9%	28.09%	to	28.60%
2012	112	$ 8.887	to	$ 11.557	$ 1,098	0.97%	0.5% to 0.9%	12.86%	to	13.31%
2011	115	$ 7.875	to	$ 10.199	$ 995	0.98%	0.5% to 0.9%	-0.96%	to	-0.56%

40

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)
2015	116	$ 12.000	to	$ 16.922	$ 1,514	0.00%	0.5% to 0.9%	4.42%	to	4.84%
2014	124	$ 11.492	to	$ 16.141	$ 1,548	0.00%	0.5% to 0.9%	6.18%	to	6.61%
2013	139	$ 10.823	to	$ 15.140	$ 1,627	0.00%	0.5% to 0.9%	29.71%	to	30.23%
2012	147	$ 8.344	to	$ 11.626	$ 1,320	0.00%	0.5% to 0.9%	10.21%	to	10.66%
2011	159	$ 7.571	to	$ 10.506	$ 1,280	0.00%	0.5% to 0.9%	-6.13%	to	-5.75%

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2015	87	$ 17.685	to	$ 26.286	$ 1,649	0.00%	0.5% to 0.9%	8.83%	to	9.27%
2014	95	$ 16.250	to	$ 24.056	$ 1,643	0.00%	0.5% to 0.9%	24.00%	to	24.50%
2013	105	$ 13.105	to	$ 19.323	$ 1,464	0.00%	0.5% to 0.9%	24.36%	to	24.85%
2012	111	$ 10.538	to	$ 15.477	$ 1,257	0.00%	0.5% to 0.9%	6.07%	to	6.49%
2011	119	$ 9.936	to	$ 14.533	$ 1,269	0.00%	0.5% to 0.9%	-5.36%	to	-4.98%

Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)
2015	68	$ 28.970	to	$ 30.473	$ 2,016	0.00%	0.5% to 0.9%	-4.17%	to	-3.78%
2014	70	$ 30.230	to	$ 31.671	$ 2,152	0.00%	0.5% to 0.9%	4.84%	to	5.26%
2013	70	$ 28.835	to	$ 30.089	$ 2,062	0.00%	0.5% to 0.9%	46.89%	to	47.48%
2012	70	$ 19.630	to	$ 20.402	$ 1,395	0.00%	0.5% to 0.9%	16.65%	to	17.12%
2011	69	$ 16.828	to	$ 17.419	$ 1,177	0.00%	0.5% to 0.9%	-9.84%	to	-9.48%

Fidelity® VIP Contrafund® Portfolio - Service Class 2
2015	54	$ 15.532	to	$ 16.080	$ 849	0.82%	0.5% to 0.9%	-0.48%	to	-0.09%
2014	53	$ 15.607	to	$ 16.094	$ 839	0.74%	0.5% to 0.9%	10.65%	to	11.10%
2013	55	$ 14.105	to	$ 14.486	$ 783	0.86%	0.5% to 0.9%	29.78%	to	30.30%
2012	55	$ 10.868	to	$ 11.118	$ 599	1.12%	0.5% to 0.9%	15.09%	to	15.56%
2011	58	$ 9.443	to	$ 9.621	$ 549	0.89%	0.5% to 0.9%	-3.65%	to	-3.27%

Fidelity® VIP Freedom Income Portfolio - Service Class 2
2015	5	$ -	to	$ 12.502	$ 56	1.62%	0.5% to 0.9%	-1.46%	to	0.00%
2014	5	$ 12.388	to	$ 12.774	$ 57	1.27%	0.5% to 0.9%	2.61%	to	3.02%
2013	5	$ 12.073	to	$ 12.399	$ 56	1.19%	0.5% to 0.9%	4.27%	to	4.68%
2012	6	$ 11.579	to	$ 11.844	$ 65	0.71%	0.5% to 0.9%	5.30%	to	5.73%
2011	11	$ 10.996	to	$ 11.203	$ 120	1.51%	0.5% to 0.9%	0.48%	to	0.88%

Fidelity® VIP Freedom 2010 Portfolio - Service Class 2
2015	10	$ -	to	$ 13.361	$ 130	1.60%	0.5% to 0.9%	-1.42%	to	0.00%
2014	10	$ 13.234	to	$ 13.647	$ 138	1.41%	0.5% to 0.9%	3.28%	to	3.69%
2013	11	$ 12.814	to	$ 13.161	$ 138	1.72%	0.5% to 0.9%	12.18%	to	12.63%
2012	2	$ 11.423	to	$ 11.685	$ 18	1.81%	0.5% to 0.9%	10.58%	to	11.02%
2011	1	$ 10.330	to	$ 10.525	$ 15	1.81%	0.5% to 0.9%	-1.32%	to	-0.92%

Fidelity® VIP Freedom 2015 Portfolio - Service Class 2
2015	2	$ -	to	$ 13.312	$ 32	1.56%	0.5% to 0.9%	-1.40%	to	0.00%
2014	3	$ 13.182	to	$ 13.593	$ 40	1.33%	0.5% to 0.9%	3.52%	to	3.93%
2013	4	$ 12.734	to	$ 13.079	$ 45	0.82%	0.5% to 0.9%	13.08%	to	13.54%
2012	8	$ 11.261	to	$ 11.519	$ 92	1.36%	0.5% to 0.9%	10.90%	to	11.34%
2011	11	$ 10.154	to	$ 10.346	$ 112	2.07%	0.5% to 0.9%	-1.41%	to	-1.01%

Fidelity® VIP Freedom 2020 Portfolio - Service Class 2
2015	11	$ -	to	$ 13.226	$ 140	1.60%	0.5% to 0.9%	-1.34%	to	0.00%
2014	11	$ 12.949	to	$ 13.353	$ 142	1.44%	0.5% to 0.9%	3.66%	to	4.08%
2013	11	$ 12.492	to	$ 12.830	$ 138	1.47%	0.5% to 0.9%	14.60%	to	15.06%
2012	13	$ 10.901	to	$ 11.151	$ 140	1.48%	0.5% to 0.9%	12.05%	to	12.50%
2011	16	$ 9.728	to	$ 9.912	$ 154	1.96%	0.5% to 0.9%	-2.12%	to	-1.73%

41

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

Fidelity® VIP Freedom 2025 Portfolio - Service Class 2
2015	9	$ 13.264	to	$ 13.732	$ 126	1.41%	0.5% to 0.9%	-1.40%	to	-1.00%
2014	11	$ 13.452	to	$ 13.871	$ 150	1.53%	0.5% to 0.9%	3.92%	to	4.33%
2013	10	$ 12.945	to	$ 13.295	$ 128	1.65%	0.5% to 0.9%	18.64%	to	19.12%
2012	10	$ 10.911	to	$ 11.162	$ 111	1.62%	0.5% to 0.9%	13.76%	to	14.22%
2011	11	$ 9.591	to	$ 9.772	$ 109	1.83%	0.5% to 0.9%	-3.22%	to	-2.83%

Fidelity® VIP Freedom 2030 Portfolio - Service Class 2
2015	12	$ -	to	$ 13.291	$ 160	1.51%	0.5% to 0.9%	-1.42%	to	0.00%
2014	12	$ 13.023	to	$ 13.429	$ 154	1.30%	0.5% to 0.9%	3.81%	to	4.22%
2013	12	$ 12.545	to	$ 12.885	$ 156	1.59%	0.5% to 0.9%	20.32%	to	20.80%
2012	12	$ 10.427	to	$ 10.666	$ 130	1.92%	0.5% to 0.9%	14.14%	to	14.60%
2011	12	$ 9.135	to	$ 9.307	$ 112	2.07%	0.5% to 0.9%	-3.70%	to	-3.31%

Fidelity® VIP Freedom 2035 Portfolio - Service Class 2
2015	1	$ -	to	$ 14.858	$ 14	1.43%	0.5% to 0.9%	-1.40%	to	0.00%
2014	1	$ 15.069	to	$ 15.353	$ 13	0.81%	0.5% to 0.9%	3.71%	to	4.13%
2013	1	$ 14.530	to	$ 14.744	$ 19	1.60%	0.5% to 0.9%	23.38%	to	23.88%
2012	1	$ 11.776	to	$ 11.902	$ 14	4.37%	0.5% to 0.9%	15.56%	to	16.03%
2011	-	$ 10.190	to	$ 10.258	$ 4	-	0.5% to 0.9%	-5.10%	to	-4.72%

Fidelity® VIP Freedom 2040 Portfolio - Service Class 2
2015	1	$ -	to	$ 14.929	$ 10	1.01%	0.5% to 0.9%	-1.38%	to	0.00%
2014	1	$ 15.138	to	$ 15.424	$ 15	1.46%	0.5% to 0.9%	3.76%	to	4.17%
2013	1	$ 14.590	to	$ 14.806	$ 12	1.64%	0.5% to 0.9%	23.87%	to	24.36%
2012	1	$ 11.779	to	$ 11.905	$ 7	16.76%	0.5% to 0.9%	15.59%	to	16.06%
2011	-	$ 10.190	to	$ 10.258	-	-	0.5% to 0.9%	-5.17%	to	-4.79%

Fidelity® VIP Freedom 2045 Portfolio - Service Class 2
2015	3	$ -	to	$ 15.013	$ 40	1.72%	0.5% to 0.9%	-1.42%	to	0.00%
2014	2	$ 15.230	to	$ 15.517	$ 30	2.67%	0.5% to 0.9%	3.74%	to	4.15%
2013	1	$ 14.681	to	$ 14.898	$ 9	1.77%	0.5% to 0.9%	24.64%	to	25.14%
2012	-	$ 11.779	to	$ 11.905	$ 5	2.23%	0.5% to 0.9%	15.96%	to	16.43%
2011	-	$ 10.157	to	$ 10.225	$ 3	2.28%	0.5% to 0.9%	-5.49%	to	-5.12%

Fidelity® VIP Freedom 2050 Portfolio - Service Class 2
2015	3	$ -	to	$ 15.040	$ 41	1.41%	0.5% to 0.9%	-1.47%	to	0.00%
2014	2	$ 15.264	to	$ 15.552	$ 38	1.20%	0.5% to 0.9%	3.77%	to	4.19%
2013	2	$ 14.709	to	$ 14.926	$ 34	1.42%	0.5% to 0.9%	25.00%	to	25.50%
2012	2	$ 11.767	to	$ 11.893	$ 21	3.04%	0.5% to 0.9%	16.32%	to	16.79%
2011	-	$ 10.116	to	$ 10.184	$ 3	1.93%	0.5% to 0.9%	-6.00%	to	-5.63%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares[d]
2015	2	$ -	to	$ 10.574	$ 16	1.03%	0.5% to 0.9%	-5.35%	to	0.00%
2014	3	$ 11.172	to	$ 11.292	$ 33	1.00%	0.5% to 0.9%	2.14%	to	2.55%
2013	2	$ 10.938	to	$ 11.011	$ 19	0.84%	0.5% to 0.9%	6.96%	to	7.39%
2012	3	$ 10.226	to	$ 10.253	$ 31	0.14%	0.5% to 0.9%	2.26%	to	2.53%
2011	-	-		-	-	-	-	-		-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares[d]
2015	18	$ -	to	$ 10.921	$ 194	1.48%	0.5% to 0.9%	-7.20%	to	0.00%
2014	49	$ 11.597	to	$ 11.721	$ 573	0.99%	0.5% to 0.9%	1.89%	to	2.30%
2013	44	$ 11.382	to	$ 11.458	$ 501	0.81%	0.5% to 0.9%	11.39%	to	11.83%
2012	40	$ 10.219	to	$ 10.246	$ 404	0.05%	0.5% to 0.9%	2.19%	to	2.46%
2011	-	-		-	-	-	-	-		-

42

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

	Units (000's)	Unit Fair Value Lowest to Highest			Net Assets (000's)	Investment [a] Income Ratio	Expense Ratio [b] Lowest to Highest	Total Return [c] Lowest to Highest

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares[d]
2015	41	$ -	to	$ 10.739	$ 429	1.37%	0.5% to 0.9%	-9.95%	to	0.00%
2014	44	$ 11.753	to	$ 11.879	$ 519	0.75%	0.5% to 0.9%	0.40%	to	0.81%
2013	29	$ 11.706	to	$ 11.784	$ 344	1.13%	0.5% to 0.9%	14.92%	to	15.38%
2012	8	$ 10.186	to	$ 10.213	$ 82	0.06%	0.5% to 0.9%	1.86%	to	2.13%
2011	-	-		-	-	-	-	-		-

[a]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[b]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[c]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

[d] This portfolio was added effective May 1, 2012.

43

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Kansas City, Missouri
April 22, 2016